EXECUTION VERSION 151825035v18 PURCHASE AND SALE AGREEMENT by and among CTL PROPCO I LLC, CTL PROPCO I L.P., CTL PROPCO PR I LLC and CTL PROPCO PR II LLC collectively, as Seller, and OPLTD JCP LLC, as Buyer June 16, 2025

TABLE OF CONTENTS PAGE 151825035v18 ARTICLE 1 ......................................................................................................................Definitions ..........................................................................................................................................................1 Section 1.1 Definitions .......................................................................................................... 1 ARTICLE 2 ............................................................................................ Agreement; Purchase Price ........................................................................................................................................................11 Section 2.1 Agreement to Sell and Purchase ....................................................................... 11 Section 2.2 Purchase Price .................................................................................................. 11 Section 2.3 Allocation of Purchase Price ............................................................................ 11 Section 2.4 Indivisible Economic Package ......................................................................... 11 ARTICLE 3 ...................................................................................... Deposit; Due Diligence Period ........................................................................................................................................................12 Section 3.1 Funding of Deposit ........................................................................................... 12 Section 3.2 Due Diligence Period; Deposit Generally ........................................................ 12 ARTICLE 4 ............................................................................................................. Title and Survey ........................................................................................................................................................12 Section 4.1 Permitted Title Exceptions ............................................................................... 12 Section 4.2 Title Insurance; Updated Title and Survey; Objections ................................... 13 ARTICLE 5 ............................................................................................. Severed Lease Documents ........................................................................................................................................................17 Section 5.1 Sale Subject to the Applicable Master Lease ................................................... 17 ARTICLE 6 ....................................................................................... Inspection and Confidentiality ........................................................................................................................................................17 Section 6.1 Access ............................................................................................................... 17 Section 6.2 Confidentiality .................................................................................................. 18 ARTICLE 7 .......................................... Conditions Precedent, Casualty Damage or Condemnation ........................................................................................................................................................19 Section 7.1 Conditions Precedent Favoring Buyer ............................................................. 19 Section 7.2 Conditions Precedent Favoring the Seller ........................................................ 21 Section 7.3 Risk of Casualty ............................................................................................... 21 Section 7.4 Risk of Condemnation ...................................................................................... 22 ARTICLE 8 .................................................. Releases, Representations, Warranties and Covenants ........................................................................................................................................................23 Section 8.1 Buyer Statements .............................................................................................. 23 Section 8.2 Seller Representations ...................................................................................... 28

TABLE OF CONTENTS (continued) PAGE ii 151825035v18 Section 8.3 Seller’s Actual Knowledge ............................................................................... 30 Section 8.4 Notice of Breach ............................................................................................... 30 ARTICLE 9 ....................................................................................................................... Covenants ........................................................................................................................................................31 Section 9.1 Seller Covenants ............................................................................................... 31 Section 9.2 Buyer Covenants ............................................... Error! Bookmark not defined. ARTICLE 10 ......................................................................................................................... Closing ........................................................................................................................................................33 Section 10.1 Time and Place of Closing ............................................................................... 33 Section 10.2 Seller’s Deliveries ............................................................................................ 33 Section 10.3 Buyer’s Deliveries ............................................................................................ 34 Section 10.4 Apportionments ................................................................................................ 35 Section 10.5 Closing Costs .................................................................................................... 37 ARTICLE 11 .............................................................................................. Real Estate Commission ........................................................................................................................................................37 ARTICLE 12 .............................................................................................. Termination and Default ........................................................................................................................................................38 Section 12.1 Termination without Default ............................................................................ 38 Section 12.2 Buyer Default ................................................................................................... 38 Section 12.3 Seller Default .................................................................................................... 38 Section 12.4 Breach of Representations ................................................................................ 39 ARTICLE 13 .................................................................................................. Local Law Provisions ........................................................................................................................................................40 ARTICLE 14 ..........................................................................................................................Escrow ........................................................................................................................................................40 Section 14.1 Escrow Account ............................................................................................... 40 Section 14.2 Demands; Reimbursement ............................................................................... 40 Section 14.3 Reliance ............................................................................................................ 41 Section 14.4 Indemnification ................................................................................................ 41 Section 14.5 Resignation ....................................................................................................... 42 Section 14.6 Taxes ................................................................................................................ 42 Section 14.7 Deposit ............................................................... Error! Bookmark not defined. ARTICLE 15 .............................................................................................................. Miscellaneous ........................................................................................................................................................42 Section 15.1 Entire Agreement ............................................................................................. 42

TABLE OF CONTENTS (continued) PAGE iii 151825035v18 Section 15.2 Binding on Successors and Assigns ................................................................. 42 Assignment by Buyer ....................................................................................... 42 Section 15.4 Waiver .............................................................................................................. 42 Section 15.5 Governing Law; Jurisdiction ............................................................................ 42 Section 15.6 Counterparts ..................................................................................................... 43 Section 15.7 Notices .............................................................................................................. 43 Section 15.8 Attorneys’ Fees ................................................................................................. 44 Section 15.9 Income Tax Matters .......................................................................................... 44 Section 15.10 Time Periods ..................................................................................................... 45 Section 15.11 Modification of Agreement .............................................................................. 45 Section 15.12 Further Instruments .......................................................................................... 45 Section 15.13 Descriptive Headings; Word Meaning ............................................................. 45 Section 15.14 Time of the Essence ......................................................................................... 45 Section 15.15 Construction of Agreement .............................................................................. 45 Section 15.16 Limitations on Liability .................................................................................... 45 Section 15.17 Severability ....................................................................................................... 46 Section 15.18 Press Releases; Seller Disclosure ..................................................................... 46 Section 15.19 No Recording ................................................................................................... 46 Section 15.20 Joint and Several .............................................................................................. 47

151825035v18 Exhibits and Schedules Exhibit A-1: Exhibit A-2: Exhibit B: Exhibit C: Exhibit D: Exhibit E: Exhibit F: Exhibit G: Exhibit H: Exhibit I: Exhibit J: Exhibit K: Schedule A-1: Schedule A-2: Schedule B: Schedule C: Schedule D: Form of Deed Form of Ground Lease Assignment Form of Bill of Sale Form of Omnibus Assignment Intentionally Omitted Form of Tenant Estoppel Certificate Form of Owner’s Title Affidavit Form of FIRPTA Certificate Form of Seller Closing Update Certificate Form of Buyer Closing Update Certificate Forms of Ground Lease Estoppel Form of Master Lease Assignment Property Addresses and Base Rent (Fee Properties) Property Addresses and Base Rent (Ground Leased Properties) Ground Leases Intentionally Omitted Applicable ROFOs

1 151825035v18 PURCHASE AND SALE AGREEMENT PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated as of June 16, 2025 (the “Effective Date”), by and among (a) (i) CTL PROPCO I LLC, a Delaware limited liability company (“CTL I LLC”), (ii) CTL PROPCO I L.P., a Delaware limited partnership (“CTL I LP”), (iii) CTL PROPCO PR I LLC, a Puerto Rico limited liability company (“CTL PR I LLC”), and (iv) CTL PROPCO PR II LLC, a Puerto Rico limited liability company (“CTL PR II LLC” and, together with CTL I LLC, CTL I LP and CTL PR I LLC, individually or collectively, as the context may require, “Seller”), and (b) OPLTD JCP LLC, a Delaware limited liability company (“Buyer”), and (c) is joined by COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”), but only for the limited purposes set forth in Article 14 and other specific provisions in this Agreement relating to the performance of certain duties by the Escrow Agent as expressly set forth in this Agreement. RECITALS A. Seller is the owner of (a) the fee simple estates in those certain ninety-nine (99) real properties whose addresses are listed in Schedule A-1 (collectively, the “Fee Properties”) and (b) the leasehold estate (“the Leasehold Estate”) in those certain twenty (20) real properties whose addresses are listed in Schedule A-2 (the “Ground Leased Properties”), which properties in each case consist of (i) the land more particularly described in the form of Deed or Assignment of Ground Lease attached hereto for each such property (the “Land”), (ii) all of Seller’s right, title and interest in and to all rights, privileges and easements appurtenant to or used in connection with the ownership and operation of the Land (the “Appurtenances”), and (iii) all buildings and improvements erected on the Land (the “Improvements”) (each Fee Property or Ground Leased Property, including its related Land, Appurtenances, and Improvements, an “Individual Property” and all Individual Properties collectively, the “Real Property”). B. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, subject to and upon the terms and conditions contained in this Agreement, the Real Property and the balance of the Property (as defined in Article 1) owned by Seller (the “Transaction”). NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE 1 Definitions Section 1.1 Definitions. Capitalized terms used in this Agreement shall have the meanings set forth below: “Adjusted Purchase Price Balance” shall mean the Purchase Price less the Deposit, as such amount shall be adjusted to reflect the prorations contemplated in Section 10.4 of this Agreement and any other adjustments or credits required by this Agreement.

2 151825035v18 “Adjustment Date” shall have the meaning set forth in Section 10.4(a). “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. The term “Affiliated” shall have the correlative meaning. “Agreement” shall mean this Agreement, including all Exhibits and Schedules attached hereto, as the same may be amended, modified, or supplemented from time to time in writing by Seller and Buyer. “Allocated Purchase Price” shall have the meaning set forth in Section 2.2. “ALTA” shall have the meaning set forth in Section 4.2(b)(i). “Applicable ROFO” shall have the meaning set forth in Section 9.2. “Approved Bank” shall have the meaning set forth in Section 14.1. “Base Rent” shall mean the amount of base rent allocated to each Individual Property under the Master Lease, which allocated base rent, as of the Effective Date, is set forth in Schedule A-1 and Schedule A-2. “Bill of Sale” shall mean a bill of sale in the form attached hereto as Exhibit B. “Broker” shall mean Newmark. “Broker Fee” shall have the meaning set forth in Article 11. “Business Day” shall mean any day of the week other than (a) Saturday and Sunday, (b) a day on which banking institutions in the State of New York are obligated or authorized by law or executive action to be closed to the transaction of normal banking business, or (c) a day on which governmental functions in New York, New York or the State of New York are interrupted because of extraordinary events such as hurricanes, power outages, declarations of national or local emergencies or acts of terrorism. “Buyer” shall have the meaning set forth in the preamble of this Agreement, together with its permitted successors and permitted assigns under this Agreement. “Buyer Representations” shall have the meaning set forth in Section 8.1. “Buyer Representatives” shall have the meaning set forth in Section 6.1. “Buyer Closing Update Certificate” shall mean a certificate in substantially the form of Exhibit I. “Closing” shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement. “Closing Date” shall have the meaning set forth in Section 10.1(b).

3 151825035v18 “Code” shall mean the Internal Revenue Code of 1986, and all amendments thereto and all regulations issued thereunder. “Confidential Information” shall mean (a) all documents, studies, reports, test results, brochures, offering materials, photographs, leases, lease guarantees, subleases, rent rolls, lease schedules, surveys, title reports and commitments, legal documents, financial information, computer output and other materials and information relating to the Property, the Master Lease Tenant, the Master Lease, any Severed Lease or other Severed Lease Documents, the Master Lease Guarantor, any subtenants and all analyses, compilations, forecasts, projections and other documents prepared based upon such materials and information, any and all proposals made in connection with a potential sale of the Property (including the Existing Third Party Reports and any proposals involving a price for the Property), whether the same are in electronic, pictorial, written or other form, that have been provided to Buyer and Buyer Representatives through the Datasite, via email or other methods of delivery, and (b) the terms of this Agreement and any information contained herein or otherwise provided to Buyer concerning the identity of the direct or indirect beneficial owners of Seller. “Consequential Damages” shall mean, with respect to an indemnified matter, consequential, indirect, speculative or similar special damages incurred by the indemnified party. “Control” shall mean, with respect to any Person, (a) the ownership of more than fifty percent (50%) of the Equity Interests of such Person or (b) the power (whether or not exercised) to (i) elect a majority of the directors of such Person, (ii) exercise voting control of such Person or (iii) otherwise direct or cause the direction of the management and policies of such Person through the ownership of Equity Interests, whether by contract or otherwise. The terms “Controlled by”, “Controlling” and “under common Control with” shall have their respective correlative meanings. “Datasite” shall mean the “Due Diligence Documents” shared folder hosted on the Dropbox datasite available at: https://www.dropbox.com/scl/fo/4us0z3j736aduvkbz2zor/AIPK3FjyOr7EIUvvBXJ_Gik?rlkey= 7uxr5q6ezdssps2qojpsa23l5&st=9y82p2sh&dl=0. “DD Period Update” shall have the meaning set forth in Section 4.2(c)(i). “Deed” shall mean a special warranty deed or its equivalent conveying each Fee Property from Seller to Buyer in the applicable form attached hereto as Exhibit A-1. “Deposit” shall have the meaning set forth in Section 3.1. “Dollars” and the sign “$” mean the lawful money of the United States of America. “Due Diligence Expiration Date” shall have the meaning set forth in Section 3.2. “Effective Date” shall have the meaning set forth in the Preamble of this Agreement. “Environmental Laws” shall mean any and all federal, state, municipal and local laws, statutes, ordinances, rules, regulations, binding guidance or policies, orders, decisions, determinations, decrees or judgments, whether statutory or common law, as amended from time

4 151825035v18 to time, now or hereafter in effect, or promulgated, pertaining to pollution, the environment, natural resources, public health and safety and industrial hygiene (in each case, as the same relate to Hazardous Substances), including the management, use, generation, manufacture, labeling, registration, production, storage, release, discharge, spilling, leaking, emitting, injecting, escaping, abandoning, dumping, disposal, handling, treatment, removal, decontamination, cleanup, transportation or regulation of or exposure to any Hazardous Materials, including the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act, the Federal Insecticide, Fungicide, Rodenticide Act, the Safe Drinking Water Act and the Occupational Safety and Health Act (as it relates to Hazardous Materials), the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Act. “Equity Interests” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interests or participations that confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended. “Escrow Agent” shall have the meaning set forth in the Preamble to this Agreement. “Excluded Items” shall mean: (a) materials relating to Seller’s marketing efforts for the sale of the Property, including communications with other potential purchasers; (b) projections and other internal memoranda or materials; (c) appraisals, Seller’s strategic plans for the Property, internal analyses (including Seller’s analyses with respect to its leasing of space in the Property), computer software, and submissions relating to Seller’s obtaining of internal authorizations; and (d) attorney and accountant work product and all other materials subject to any legal privilege in favor of Seller. “Existing PCR” shall mean that certain property condition report for each Individual Property set forth in the Datasite as of the Effective Date. “Existing Phase I” shall mean that phase I (and, if applicable, phase II) environmental site assessment report for each Individual Property set forth in the Datasite as of the Effective Date. “Existing PZR” shall mean that certain zoning report for each Individual Property set forth in the Datasite as of the Effective Date. “Existing Survey” shall mean that certain survey for each Individual Property obtained by Seller prior to the Effective Date and depicting, as of the respective date of such survey, the legal boundaries, structures, encroachments and, to the extent locatable, easements of record as of such date, a true and complete copy of which has been delivered to Buyer or its Affiliates by Seller or has been made available to Buyer or its Affiliates in the Datasite.

5 151825035v18 “Existing Third-Party Reports” shall mean, collectively, the Existing PCR, the Existing Phase I, the Existing PZR and any other third-party reports disclosed by Seller to Buyer as of the Effective Date. “Extended Gap Cure Election Period” shall have the meaning set forth in Section 4.2(c)(iii). “Final Closing Statement” shall have the meaning set forth in Section 10.4(d). “FIRPTA Certificate” shall mean a certificate in substantially the form of Exhibit G attached hereto. “Gap Cure Election Period” shall have the meaning set forth in Section 4.2(c)(iii). “Gap Title Objection” shall have the meaning set forth in Section 4.2(c)(ii). “Gap Title Objection Property” shall have the meaning set forth in Section 4.2(c)(iii). “Governmental Authorities” shall mean, collectively, any government, court, regulatory or administrative agency, commission or authority or other governmental instrumentality, federal, state, municipal or local, domestic, foreign or multinational entity or body having jurisdiction over (a) the Person in question or (b) the Real Property or any part thereof. “Ground Lease” shall mean, with respect to each Ground Leased Property, the lease, sublease or other similar agreement giving rise to the applicable Leasehold Estate, as amended, modified, supplemented, restated, or renewed, in each case as more particularly described in Schedule B. “Ground Lease Assignment” shall mean an assignment and assumption of ground lease conveying Seller’s Leasehold Estate in each Ground Leased Property to Buyer in the applicable form attached hereto as Exhibit A-2. “Ground Lessor” shall mean, with respect to each Ground Lease, the lessor, sublessor or other similar Person which is (the applicable) Seller’s direct counterparty thereunder. “Hazardous Materials” shall mean each and every element, compound, mixture, chemical, material, waste or substance (whether solid, liquid or gaseous) which is defined, classified or regulated as hazardous, toxic, a pollutant or a contaminant under any Environmental Law or for which liability or standards of care or a requirement for investigation, remediation or monitoring are imposed under, or that are otherwise subject to, any Environmental Law, including, without limitation, asbestos, asbestos containing materials, urethane, polychlorinated biphenyls, any petroleum product, petroleum derived products and/or its constituents or derivatives, and any caustic, flammable or explosive materials, radioactive materials, radon, lead or lead containing materials, mold, and any per- or polyfluoroalkyl substances. “Improvements” shall have the meaning set forth in the Recitals of this Agreement. “Individual Property” shall have the meaning set forth in the Recitals of this Agreement.

6 151825035v18 “Individual Property Termination” shall have the meaning set forth in Section 2.4(a). “Land” shall have the meaning set forth in the Recitals of this Agreement. “Laws and Regulations” shall mean, collectively, all present and future building, fire, sanitary, zoning, environmental, housing and other statutes, laws, ordinances, codes, orders, restrictions, resolutions, requirements, rules and regulations of all Governmental Authorities having jurisdiction with respect to the Real Property or any part thereof, including, without limitation, landmark designations and all zoning variances and special exceptions, if any. “Lender’s Title Policy” shall have the meaning set forth in Section 4.2(b)(ii). “Lender’s Title Policy Premium” shall have the meaning set forth in Section 4.2(b)(iii). “Lien” shall mean any adverse interest, security interest, claim, lien, pledge, option, warrant, judgment, encumbrance, charge, voting trust, voting agreement, proxy or other similar arrangement, restriction or legal or equitable limitation affecting the Real Property (other than Permitted Exceptions). “Losses” shall mean, with respect to a particular indemnified matter, any and all actual claims, demands, causes of action, losses, liabilities, out-of-pocket costs and expenses (including reasonable attorneys’ fees, court costs and disbursements) arising from or in connection with such matter, but excluding in all cases Consequential Damages. “Master Collateral Access Agreement” shall mean that certain Landlord Collateral Access Agreement, dated as of December 7, 2020, by and among Master Lease Landlord, Master Lease Tenant, Master Subtenant, Pathlight Capital LP, in its capacity as administrative and collateral agent under the FILO Facility (as such term is defined therein) and Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent under the ABL Facility (as such term is defined therein) disclosed in the Datasite. “Master Lease” shall mean that certain Retail Master Lease, dated as of December 7, 2020, between Master Lease Landlord, as landlord, and Master Lease Tenant, as tenant, an executed copy of which is set forth in the Datasite. “Master Lease Assignment” shall mean an assignment and assumption of the Master Lease in the form attached as Exhibit K. “Master Lease Documents” shall mean the Master Lease, the Master Lease EIA, the Master Lease Side Letter, the Master Lease Pledge Agreement and the Master Lease Guaranty. “Master Lease EIA” shall mean that certain Environmental Indemnity Agreement, dated as of December 7, 2020, by Master Lease Guarantor and Master Lease Tenant in favor of Master Lease Landlord disclosed in the Datasite. “Master Lease Guarantor” shall mean the guarantors under the Master Lease Guaranty, together with any successors, assigns and/or replacements thereto pursuant to the Master Lease Guaranty.

7 151825035v18 “Master Lease Guaranty” shall mean that certain Guaranty Agreement, dated as of December 7, 2020 by Master Lease Guarantor in favor of Master Lease Landlord disclosed in the Datasite. “Master Lease Landlord” shall mean Seller, as successor-in-interest to JCPenney Puerto Rico, Inc., a Puerto Rico corporation, J.C. Penney Corporation, Inc., a Delaware corporation, and J.C. Penney Properties, LLC, a Delaware limited liability company, in its capacity as the Landlord (as defined in the Master Lease) that leases the Property (and the other properties demised thereunder) to Master Lease Tenant pursuant to the Master Lease, together with Seller’s successors and assigns in such capacity. “Master Lease Pledge Agreement” shall mean that certain Pledge Agreement, dated as of December 7, 2020, by Penney Tenant Holdings LLC, a Delaware limited liability company, in favor of Master Lease Landlord disclosed in the Datasite. “Master Lease Side Letter” shall mean that certain amended and restated side letter, dated as of January 30, 2021, by and among Master Lease Landlord, Master Lease Tenant and Master Lease Guarantor disclosed in the Datasite. “Master Lease Tenant” shall mean the Tenant (as defined in the Master Lease) that leases the Property (and the other properties demised thereunder) from Master Lease Landlord pursuant to the Master Lease, together with such Tenant’s permitted successors and permitted assigns under the Master Lease. “Master Sublease” shall mean that certain Sublease, dated as of December 7, 2020, between Master Lease Tenant, as sublandlord, and Master Subtenant, as subtenant, an executed copy of which is set forth in the Datasite as of the Effective Date. “Master Subtenant” shall mean Penney OpCo LLC, a Virginia limited liability company, an Affiliate of Master Lease Tenant. “Material Casualty” shall mean, with respect to any Individual Property, any damage or destruction to all or any portion of such Individual Property that was not caused by Buyer or any agent or affiliate thereof and that: (a) entitles Master Lease Tenant to terminate the Master Lease (unless Master Lease Tenant has affirmatively waived such right or failed to timely exercise such right under the Master Lease) and (b) either (i) would cost in the aggregate ten percent (10%) or more of the Allocated Purchase Price of such Individual Property to repair and restore in the certified opinion of a mutually acceptable architect or contractor or (ii) in each case on a permanent basis, (A) materially limits or materially restricts ingress and egress to and from such Individual Property or (B) reduces the current parking at the Individual Property such that such Individual Property is no longer compliant with Laws and Regulations pertaining to zoning, taking into account any parking easement agreements included in the applicable REA. “Material Condemnation” shall mean, with respect to any Individual Property, any taking by eminent domain of all or any portion of such Individual Property that: (a) entitles Master Lease Tenant to terminate the Master Lease (unless Master Lease Tenant has affirmatively waived such right or failed to timely exercise such right under the Master Lease) and (b) either (i) includes any of the Improvements on Individual Property (ii) results in an award that is ten percent (10%) or

8 151825035v18 more of the Allocated Purchase Price for such Individual Property or (iii) in each case on a permanent basis, (A) materially limits or materially restricts ingress and egress to and from such Individual Property or (B) reduces the current parking at the Property such that such Individual Property is no longer compliant with Laws and Regulations pertaining to zoning, taking into account any parking easement agreements included in the applicable REA. “Maximum Liability” shall have the meaning set forth in Section 12.4(c). “NDA” shall have the meaning set forth in Section 6.2(a). “Notice of Claim” shall have the meaning set forth in Section 12.4(b). “Notice to Proceed” shall have the meaning set forth in Section 3.2. “OFAC” shall mean the Office of Foreign Assets Control of the Department of Treasury. “Omnibus Assignment” shall mean an Omnibus Assignment (Contracts and Other Property Rights) pertaining to the Property in the form attached hereto as Exhibit C. “Owner’s Affidavit” shall mean the affidavit required by the Title Company to be executed by Seller attached hereto as Exhibit F or such other form as the Title Company accepts from Seller as sufficient for Title Company to issue the Owner’s Title Policy upon payment of the Owner’s Title Policy Premium. “Owner’s Title Policy” shall have the meaning set forth in Section 4.2(b)(i). “Owner’s Title Policy Premium” shall have the meaning set forth in Section 4.2(b)(iii). “Parties” shall mean, collectively, Seller and Buyer. “PDF” shall have the meaning set forth in Section 15.6. “Permitted Exceptions” shall have the meaning set forth in Section 4.1. “Person” shall mean any individual, estate, trust, partnership, limited liability company, limited liability partnership, corporation, governmental agency or other legal entity and any unincorporated association. “Personal Property” shall mean all fixtures, equipment, machinery, furniture, furnishings, fittings and other articles of personal property (including, without limitation, supplies, signage, inventory and tenant files and other books and records) that are (a) attached or affixed to, or located on, or used or employed in connection with, the Real Property and the use, maintenance, ownership or operation thereof and (b) owned by Seller. For the avoidance of doubt, no property owned by Master Lease Tenant or any of its Affiliates constitutes Personal Property. “Pre-Closing Period” shall have the meaning set forth in Section 9.1(a). “Preliminary Closing Statement” shall have the meaning set forth in Section 10.4(d).

9 151825035v18 “Property” shall mean the Real Property and all right, title and interest, if any, of Seller in, to and under the following: (a) any strips and gores of land within or adjoining the Land, and any land lying in the bed of any street, road or avenue, opened or proposed, public or private, in front of or adjoining the Real Property or any portion thereof, to the center line thereof, and all awards made or to be made in lieu thereof and any unpaid award for damage to the Real Property by reason of change of grade of any street; (b) all Personal Property; (c) all easements, rights of way, privileges, licenses, appurtenances and other rights and benefits now or hereafter pertaining to the Land, including, without limitation, any REA and any air or development and zoning rights or privileges and easements relating to, affecting or appurtenant to the Land or any portion thereof; (d) all consents, authorizations, variances, licenses, permits and certificates of occupancy, if any, issued by any Governmental Authorities with respect to the Real Property; (e) all intangible property associated with the Real Property, including, without limitation, trademarks, logos, trade or business names, copyrights, mailing lists, internet domain names, promotional materials, business licenses and telephone numbers, if any, owned by or licensed to Seller and used by Seller with respect to its ownership, leasing and/or use or operation of the Real Property; (f) all warranties, guaranties, indemnities and bonds relating to the Real Property and/or the Personal Property; (g) all site plans, architectural renderings, plans and specifications, as-built drawings, floor plans and other similar plans or diagrams relating to the Real Property; and (h) all other assets relating to or benefiting the Real Property or the ownership, occupancy, operation, maintenance and/or repair thereof. Notwithstanding anything to the contrary in this Agreement, in no event shall the term “Property” include the Excluded Items. “Property Taxes” shall have the meaning set forth in Section 10.4(b). “Purchase Price” shall have the meaning set forth in Section 2.2. “Qualified Assignee” shall have the meaning set forth in Section 15.3. “Qualifying Ground Lessor Estoppel” shall mean, with respect to each Ground Leased Property, an estoppel certificate from the applicable Ground Lessor that: (a) is dated after the Effective Date; and (b) is in substantially the applicable form attached as Exhibit J or such other form as is provided for in the applicable Ground Lease. “Qualifying Tenant Estoppel” shall mean an estoppel certificate from the Master Lease Tenant that: (a) is dated after the Effective Date; and (b) is in substantially the form attached as Exhibit E. “Real Property” shall have the meaning set forth in the Recitals of this Agreement. “Required Estoppels” shall mean each of the following: (a) a Qualifying Tenant Estoppel and (b) to the extent required by the Title Company to issue the Owner’s Title Policy in the form required hereunder, a Qualifying Ground Lessor Estoppel for each Ground Leased Property. “Required Removal Exceptions” shall have the meaning set forth in Section 4.2(d). “Scheduled Closing Date” shall mean September 8, 2025. “Seller” shall have the meaning set forth in the first paragraph of this Agreement.

10 151825035v18 “Seller Failure” shall have the meaning set forth in Section 12.3. “Seller Knowledge Parties” shall mean the following employees or representatives of Seller’s manager (Hilco JCP, LLC) who are reasonably knowledgeable regarding the daily operations and management of Seller: Neil Aaronson, Larry Finger and Joel Schneider. “Seller Parties” shall mean Seller, its Affiliates and its and their direct and indirect owners, agents, officers, directors, trustees, advisors, brokers, managers, members, partners, employees, representatives, principals, Affiliates, contractors, attorneys, accountants and other consultants, or the successors and assigns of any of the foregoing parties. “Seller Representations” shall mean the representations and warranties of Seller expressly set forth in Section 8.2. “Seller’s Actual Knowledge” shall have the meaning set forth in Section 8.3(a). “Seller Closing Update Certificate” shall mean a certificate in substantially the form of Exhibit H. “Settlement Statement” shall mean a settlement statement with respect to the Closing in a form to be mutually agreed upon by the Parties in their reasonable discretion prior to the Scheduled Closing Date. “Severed Lease” shall have the meaning set forth in the Master Lease. “Severed Lease Documents” shall have the meaning set forth in the Master Lease. “State” shall mean the state or commonwealth in which each Individual Property is located. “Title Commitment” shall mean the title commitment for each Individual Property made available by Seller to Purchaser on the Datasite. “Title Company” shall mean Commonwealth Land Title Insurance Company, Attention: William Wagasy. “Transaction” shall have the meaning set forth in the Recitals. “Transfer Tax Forms” shall have the meaning set forth in Section 10.2(f). “Transfer Taxes” shall mean any state, county and/or local transfer taxes, documentary taxes, stamp taxes or similar taxes applicable to the conveyance of the Real Property pursuant to this Agreement. “Updated Survey” shall have the meaning set forth in Section 4.2(c)(i). “Updated Title Commitment” shall have the meaning set forth in Section 4.2(c)(i). “Violations” shall have the meaning set forth in Section 4.2(e).

11 151825035v18 ARTICLE 2 Agreement; Purchase Price Section 2.1 Agreement to Sell and Purchase. In consideration of the payment of the Purchase Price by Buyer to Seller and for other good and valuable consideration, Seller shall sell, assign, transfer and convey the Property to Buyer, and Buyer shall purchase, acquire and accept the Property from Seller, subject to and in accordance with the terms and conditions of this Agreement. Section 2.2 Purchase Price. The aggregate purchase price for the Property shall be Nine Hundred Forty-Seven Million and No/100 Dollars ($947,000,000.00) (the “Purchase Price”), which Purchase Price is the sum of the purchase price allocated to each Individual Property on Schedule A-1 attached hereto and Schedule A-2 attached hereto (each such allocated purchase price, the “Allocated Purchase Price”). Subject to the adjustments and apportionments as hereinafter set forth, Purchaser shall pay the Purchase Price to Seller on the Closing Date by wire transfer of immediately available federal funds to the Escrow Agent, which shall be released to Seller at Closing. Section 2.3 Allocation of Purchase Price. At Closing, the entire Purchase Price shall be allocated to the Property and, in connection therewith and in furtherance thereof: (a) the Parties shall execute all forms required to be filed for tax purposes with any taxing authority in a manner consistent with such allocation; and (b) the Parties agree that the value of the Personal Property that is included in the Transaction is de minimis, and no part of the Purchase Price is allocable thereto; and (c) the Parties agree that the portion of the Purchase Price allocated to each Individual Property shall be the Allocated Purchase Price for such Property. Section 2.4 Indivisible Economic Package. (a) Except to the extent Buyer or Seller (as applicable) exercises its right (if any) in accordance with (and subject to) the terms of this Agreement to terminate this Agreement with respect to any Individual Property in the case of (i) a Material Casualty, (ii) a Material Condemnation, (iii) a title defect affecting such Individual Property, (iv) a failure of a condition precedent with respect to such Individual Property to the extent provided for in Section 7.1(b), (v) a breach of a representation affecting such Individual Property pursuant to Section 8.4(b), (vi) a default affecting such Individual Property pursuant to Section 12.3 or (vii) a failure to obtain the applicable consent or waiver (as applicable) of or with respect to an Applicable ROFO to the extent provided for in Section 9.2 (each, an “Individual Property Termination”), Buyer has no right to purchase, and Seller has no obligation to sell, less than all of the Property, it being the express agreement and understanding of Buyer and Seller that, as a material inducement to Seller and Buyer to enter into this Agreement, Buyer has agreed to purchase, and Seller has agreed to sell, all of the Property, subject to and in accordance with the terms and conditions hereof. In addition, the Parties acknowledge that this Agreement is intended to effect the transfer of title to all the properties constituting the Property, and notwithstanding any reference in this Agreement to any singular Individual Property, building or parcel or any other similar reference implying that this Agreement relates to only certain Individual Properties, this Agreement shall be construed to relate to the transfer of title to the entirety of the Property (e.g., so that, provisions relating to the delivery

12 151825035v18 of the deed (or assignment of ground lease, as applicable) shall be construed to require a separate deed (or assignment of ground lease, as applicable) for each Individual Property rather than a single deed or assignment of ground lease and the covenants, representations and warranties provided by Seller shall be construed to be given by each individual Seller solely as to itself and the Property that it owns, but all other references to the Property, Land, Personal Property, or Improvements shall be deemed to refer to all of the Property, Land, Personal Property, or Improvements in the aggregate. ARTICLE 3 Deposit; Due Diligence Period Section 3.1 Funding of Deposit. By not later than 5:00pm (EST) on the Business Day immediately following the Effective Date, Buyer shall deposit (together with any interest earned thereon, the “Deposit”) with Escrow Agent by wire transfer of immediately available funds to an account designated by Escrow Agent, and Escrow Agent shall promptly provide Seller and Buyer with written confirmation of receipt of (or, if applicable, failure to receive) the Deposit by such deadline. If Buyer fails to timely deliver the Deposit to Escrow Agent, this Agreement shall, at Seller’s written election, terminate and be null and void. Section 3.2 Due Diligence Period; Deposit Generally. At any time prior to July 28, 2025 (the “Due Diligence Expiration Date”), Buyer may elect not to proceed with the Transaction for any reason or no reason, and if Buyer does not deliver written notice to Seller expressly electing to consummate the Transaction in accordance with the terms of this Agreement prior to the Due Diligence Expiration Date (such notice, a “Notice to Proceed”), then (a) Buyer shall be deemed to have terminated this Agreement, (b) the Deposit shall be refunded to Buyer and (c) this Agreement shall terminate and the Parties shall have no rights or obligations hereunder except for those which expressly survive such a termination. If Buyer delivers a Notice to Proceed prior to the Due Diligence Expiration Date in accordance with the preceding sentence, then, from and after the Due Diligence Expiration Date, the Deposit shall be a “hard deposit” and shall be non-refundable to Buyer except to the extent otherwise expressly provided in this Agreement. The Deposit shall be held subject to the terms of Article 14 of this Agreement. If the Closing occurs, the Deposit shall be released to Seller and credited against the Purchase Price. If the Closing does not occur by the Scheduled Closing Date (as the same may be extended or adjourned pursuant to the express terms hereof), then the Deposit shall be disbursed as provided in this Agreement. ARTICLE 4 Title and Survey Section 4.1 Permitted Title Exceptions. Seller shall transfer the Property subject to the following exceptions and other title matters (collectively, the “Permitted Exceptions”): (a) all present and future building, zoning and other restrictions, regulations, requirements, laws, ordinances, resolutions and orders of any State, municipal, Federal or other governmental authority, including without limitation (i) all boards, bureaus, commissions,

13 151825035v18 departments and bodies thereof, now or hereafter having or acquiring jurisdiction over the Property or the use or improvement thereof and (ii) all matters set forth in the Existing PZR Report; (b) the rights (i) of Master Lease Tenant under the Master Lease, (ii) of any subtenants of Master Lease Tenant, as subtenants only (and with no options to purchase any Individual Property from Seller) and (iii) under the Master Lease Collateral Access Agreement of the counterparties thereto; (c) real estate taxes, water charges and sewer rents, if any, not yet due and payable and subject to adjustment as provided herein; (d) any title and survey matters that are or have been created by Buyer or any Buyer Representatives; and (e) such other title and survey matters as are approved, or deemed approved, as Permitted Exceptions pursuant to Section 4.2 hereof. Section 4.2 Title Insurance; Updated Title and Survey; Objections. (a) Approval of Commitments. Buyer acknowledges that it has received and reviewed (i) the Title Commitments, (ii) copies of the documents evidencing the exceptions to title shown on Schedule B to each Title Commitment and (iii) a copy of each Existing Survey. Buyer further acknowledges that, if Buyer timely delivers to Seller a Notice to Proceed in accordance with Section 3.2, then, as of the Due Diligence Expiration Date, Buyer shall be deemed to have approved (as Permitted Exceptions) all matters with respect to the Property (other than Required Removal Exceptions) that are set forth or disclosed in the Title Commitments, any DD Period Update to any Title Commitment, the Existing Surveys and/or any DD Period Update to any Existing Survey, or that are otherwise Permitted Exceptions. Except as set forth in Section 4.2(d) below, Buyer shall have no right to terminate this Agreement after the Due Diligence Expiration Date based on any matters set forth in any Existing Survey, Title Commitment as the same may be modified pursuant to the most recent DD Period Update or Permitted Exceptions, and Seller shall have no obligation to take any steps, bring any action or proceeding or make or incur any effort or expense whatsoever to eliminate, modify or cure any such matters, Buyer hereby acknowledging and agreeing that it will have had (as of the Due Diligence Expiration Date) a full opportunity to review the Title Commitments, the Existing Surveys, any DD Period Update and the Permitted Exceptions. (b) Acceptable Title Policy. (i) At Closing, Buyer may require the Title Company to issue to Buyer an American Land Title Association (“ALTA”) owner’s policy for each Individual Property other than the Individual Properties located in Puerto Rico (an “Owner’s Title Policy”) pursuant to the Title Commitments or Updated Title Commitments (including all endorsements contained therein elected by Buyer) in the amount of the Allocated Purchase Price for each such Property, subject only to the Permitted Exceptions. To the extent Buyer wishes to obtain a title policy from the Title Company with respect to the Individual Properties located in Puerto Rico (each, a “PR Owner’s

14 151825035v18 Title Policy”), Seller shall reasonably cooperate in good faith in connection with Buyer’s attempt to obtain such PR Owner’s Title Policies. (ii) If Buyer elects to obtain mortgage financing for its purchase of any Individual Properties, Buyer may cause the Title Company to issue a lender’s policy of title insurance for such financing (any lender’s title insurance policy issued in connection with the Transaction, a “Lender’s Title Policy”), but in no event shall the Closing be conditioned on Buyer obtaining any such financing or any Lender’s Title Policy. (iii) The premiums charged by the Title Company to issue the Owner’s Title Policies (collectively, the “Owner’s Title Policy Premium”), together with all endorsements thereto as are set forth in the applicable Title Commitments or Updated Title Commitments, and the incremental additional premium (i.e., the premium in excess of the Owner’s Policy Premium after taking into account all available “simultaneous issue” rates and discounts) charged by the Title Company to issue the Lender’s Title Policy (if Buyer is electing to purchase a Lender’s Title Policy) (the “Lender’s Title Policy Premium”), together with all endorsements thereto as may be required by Buyer or any lender of Buyer (including, without limitation, any so called “mezzanine endorsement” to the Owner’s Title Policy), shall be paid by the Party responsible for such premium costs pursuant to Section 10.5. Each Owner’s Title Policy and each Lender’s Title Policy obtained by Buyer in connection with the Transaction shall be issued by the Title Company. (iv) Buyer hereby acknowledges and agrees that (A) Buyer’s election to obtain a Lender’s Title Policy, or the issuance (or non-issuance) of a Lender’s Title Policy in any form, shall in no event be construed as a financing contingency or condition to Buyer’s obligation to consummate the Closing in accordance with this Agreement and (B) the requirement that each Owner’s Title Policy and each Lender’s Title Policy shall be issued as provided in Section 4.2(b)(iii) is a material inducement to Seller’s agreement to enter into this Agreement and such requirement is based on, among other considerations material to Seller, Seller’s objective to expedite and achieve certainty with respect to Closing and to reduce external legal costs and expenses resulting from dealing with other title insurance companies. (c) Updated Title and Survey; Gap Title Objections. (i) Notwithstanding the foregoing provisions of Section 4.2(a) and Section 4.2(b): (A) after the Due Diligence Expiration Date: Buyer may cause (1) the Title Company to update any Title Commitment (any such update obtained after the Due Diligence Expiration Date, an “Updated Title Commitment”); and/or (2) the applicable surveyor to update any Existing Survey (any such update obtained after the Due Diligence Expiration Date, an “Updated Survey”), and (B) promptly following the date on which any such Updated Title Commitment or Updated

15 151825035v18 Survey is completed, as applicable, Buyer shall cause the same to be delivered to Seller, and its respective counsel. For the avoidance of doubt, prior to the Due Diligence Expiration Date, Buyer may also cause the Title Company to update the Title Commitments or the Existing Surveys (any such update obtained by Buyer on or prior to the Due Diligence Expiration Date, a “DD Period Update”), but any matters disclosed in a DD Period Update shall not be the subject of any Gap Title Objection pursuant to the succeeding clause (ii), Buyer hereby acknowledging that, prior to the Due Diligence Expiration Date, the rights granted in the succeeding clause (ii) shall be unnecessary given that Buyer may (prior to the Due Diligence Expiration Date) terminate this Agreement for any reason or no reason. Promptly following the completion of any DD Period Update, Buyer shall provide a copy of the same to Seller. (ii) Notwithstanding the foregoing provisions of Section 4.2(a) and Section 4.2(b), not later than three (3) Business Days after its receipt of any Updated Title Commitment or Updated Survey, Buyer shall deliver to Seller all objections to any title or survey matters that Buyer may have to the extent that such title or survey matters (any such timely objection, a “Gap Title Objection”): (A) are not Permitted Exceptions, (B) are not the result of an action or (to the extent there was a duty to act) an omission by Buyer, any of its Affiliates or any Buyer Representatives, (C) are not (i) the result of an action of Master Lease Tenant which, in either case, was taken pursuant to Master Lease Tenant’s express rights under the Master Lease, or (ii) matters which Master Lease Tenant is obligated to cure under the Master Lease, (D) are first disclosed in such Updated Title Commitment or Updated Survey (i.e., such matters did not appear on the Title Commitment, any previous Updated Title Commitment or previous Updated Survey (including any DD Period Update) received by Buyer), as applicable, and (E) are material title or survey matters (as hereinafter defined). Buyer’s failure to timely deliver written notice of a Gap Title Objection in respect of a particular Updated Title Commitment or Updated Survey in accordance with this Section 4.2(c) shall constitute a waiver by Buyer of any and all objections that may arise with respect to matters contained in the Updated Title Commitment and/or the Updated Survey. For purposes of this Agreement, “material title or survey matters” means matters which would reasonably be expected to adversely affect Buyer’s, following Closing, right, title and interest in and to the Property (taking into account the triple-net nature of the Master Lease). (iii) Upon receipt of a Gap Title Objection, Seller shall have the right, but not the obligation, to elect to endeavor to cure the Gap Title Objection, in which case Seller shall use its commercially diligent efforts to cure, at its sole expense, such Gap Title Objection and shall be entitled to one or more adjournments of the Scheduled Closing Date, not to exceed ninety (90) days in the aggregate (inclusive of any other adjournment rights granted to Seller in this Agreement) (the “Extended Gap Cure Election Period”), in order to do so. If: (A) Seller fails to elect to endeavor to cure a Gap Title Objection within five (5) Business Days after receiving written notice of a Gap Title Objection (the “Gap Cure Election Period”), Seller will be deemed to have elected not to endeavor to cure the Gap Title Objection, in which case Buyer shall have the right, by delivering written notice to Seller within three (3) Business Days after the expiration of the Gap Cure Election Period, to terminate this Agreement solely with respect to the Individual Property to which the applicable Gap Title Objection relates (a “Gap Title Objection Property”), in which case the proportional share of the Deposit allocable to such Gap Title Objection Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such Gap Title Objection Property) and the Purchase Price shall be reduced by the Allocated Purchase Price of such Gap

16 151825035v18 Title Objection Property; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the remainder of the Property (other than such Gap Title Objection Property); or (B) Seller elects, within the Gap Cure Election Period, to endeavor to cure a Gap Title Objection and thereafter either (1) fails to cure the Gap Title Objection within the Extended Gap Cure Election Period or (2) prior to the expiration of the Extended Gap Cure Election Period, notifies Buyer that it is not able or is no longer willing to endeavor to cure such Gap Title Objection, then Buyer shall have the right, by delivering written notice to Seller within three (3) Business Days after the expiration of the Extended Gap Cure Election Period or the receipt of such notice from Seller (as applicable), to terminate this Agreement solely with respect to the applicable Gap Title Objection Property, in which case the proportional share of the Deposit with respect to such Gap Title Objection Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such Gap Title Objection Property) and the Purchase Price shall be reduced by the Allocated Purchase Price for such Gap Title Objection Property; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the remainder of the Property (other than such Gap Title Objection Property). If Buyer does not timely terminate this Agreement in accordance with this Section 4.2(c), then each Gap Title Objection shall be deemed a Permitted Exception and Seller and Buyer shall proceed to Closing without any abatement or adjustment to the Purchase Price. For the avoidance of doubt, in no event shall a Permitted Exception give rise to or constitute a Gap Title Objection. (d) Required Removal Exceptions. Notwithstanding the foregoing provisions of Section 4.2(c) or anything to the contrary set forth in this Agreement, Seller agrees to remove from title to the Real Property and any Leasehold Estate the following (“Required Removal Exceptions”): (i) any mortgages, deeds of trust or deeds to secure debt secured by indebtedness of Seller and encumbering the Real Property or any Leasehold Estate, (ii) liens against Seller (other than those filed by Buyer or any Affiliate thereof) and mechanics’ liens for work commissioned by Seller, which, in each case, are not the responsibility of Master Lease Tenant under the Master Lease, and (iii) any title encumbrance or exception voluntarily recorded against the Real Property by (or with the written consent of) Seller after the Effective Date in violation of this Agreement. If Seller fails to remove a Required Removal Exception prior to Closing, subject to any adjournment rights of Seller provided in this Article, Buyer shall have the right to seek specific performance of Seller’s obligation hereunder by delivering written notice to Seller within five (5) days after Buyer becomes aware of such failure. If Buyer does not timely commence an action for specific performance, each applicable Required Removal Exception will be deemed a Permitted Exception and Seller and Buyer shall proceed with Closing without abatement or adjustment to the Purchase Price. (e) Violations. Notwithstanding the foregoing or anything to the contrary in this Agreement, in no event shall Seller be responsible for any violations with respect to any Individual Property (“Violations”) if such cure is the responsibility of Master Lease Tenant under the Master Lease; provided, however, if any Violations, or Liens imposed in connection with Violations, can be cured by the payment of a fine or penalty and are not the responsibility of Master Lease Tenant under the Master Lease, unless Seller cures same prior to Closing, Buyer shall receive a credit against the Adjusted Purchase Price Balance in the amount of such Violation.

17 151825035v18 (f) No Further Action. Except as otherwise expressly set forth in this Agreement, Seller shall not be required to take or bring any action or proceeding or any other steps to cure or remove any Violations, title or survey matters, or to expend any moneys therefor, nor shall Buyer have any right of action against Seller, at law or in equity, for Seller’s inability to convey title in accordance with the terms of this Agreement. ARTICLE 5 Severed Lease Documents Section 5.1 Sale Subject to the Applicable Master Lease. Buyer acknowledges and agrees that the sale of the Property is subject to the Master Lease Documents (inclusive of the provisions of the Master Lease pertaining to the Severed Lease Documents, if applicable) and Master Lease Tenant’s rights as tenant under the Master Lease; and (b) the Property will be encumbered by the Master Lease upon Closing. Buyer acknowledges and Agrees that, solely in the event that an Individual Property Termination occurs, the Master Lease may be modified by the execution of Severed Lease Documents. ARTICLE 6 Inspection and Confidentiality Section 6.1 Access. Buyer, personally or through its authorized agents or representatives (the “Buyer Representatives”), shall have the right, from the Effective Date through the Closing Date, to enter upon the Real Property and to make such investigations, including appraisals, engineering studies, environmental assessments and underwriting analyses, as Buyer deems necessary or advisable, subject to the following conditions and limitations: (a) such entry and investigations shall be conducted during normal business hours and Buyer shall give Seller written notice at least two (2) days before conducting any such entry or investigations (which notice may be given by electronic mail to Joel Schneider at jschneider@hilcoglobal.com); (b) a representative of Seller or Master Lease Tenant shall have the right to be present during such entry or investigations; (c) such entry or investigations shall be subject to the rights of Master Lease Tenant under the Master Lease and to the rights of any subtenants under their subleases and neither Buyer nor Buyer Representatives shall unreasonably interfere with the use, occupancy or enjoyment of Master Lease Tenant or any subtenant or other occupants of the Property or their respective employees, contractors, customers or guests; (d) neither Buyer nor Buyer Representatives shall damage the Property or any portion thereof; (e) unless Seller agrees otherwise, before Buyer or Buyer Representatives conduct any investigations or inspections of the Property, including inspections of building systems, the Improvements or any invasive testing or inspections, Buyer or Buyer Representatives, as applicable, shall deliver to Seller a certificate of insurance naming Seller and Master Lease Tenant as additional insureds, evidencing commercial general liability insurance (including property damage, bodily injury and death) issued by an insurance company having a rating of at least “A-/VII” by A.M. Best Company, with limits of at least $3,000,000 per occurrence and $5,000,000 in the aggregate for bodily or personal injury or death; (f) without Seller’s prior written consent, which Seller may give or withhold in its sole and absolute discretion, Buyer shall not perform any sampling or testing at, on, in, under or around the Property, including, without limitation, any Phase II assessments or investigations, soil borings, or

18 151825035v18 other invasive sampling, tests or analysis; (g) Buyer shall use commercially diligent efforts to perform all on-site due diligence reviews on an expeditious and efficient basis; and (h) Buyer shall indemnify, hold harmless and defend the Seller Parties from and against all Losses to the extent resulting from or relating to any entry, investigations and/or inspections conducted by Buyer or Buyer Representatives, including, without limitation, Losses incurred in making any and all repairs necessitated to cure any damage to the Property resulting from such activities but excluding Losses from the mere discovery of conditions existing as of the time of inspection or caused by the gross negligence or willful misconduct of Seller, Master Lease Tenant or any subtenants. The foregoing indemnification obligation shall survive the Closing or termination of this Agreement for one (1) year. Section 6.2 Confidentiality. (a) Buyer shall, prior to the Closing: (i) comply with all of its obligations under any non-disclosure agreement executed by Buyer in connection with the Transaction (the “NDA”); (ii) use the Confidential Information only for purposes of evaluating the Property in connection with its purchase thereof in accordance with the terms of this Agreement and the NDA; and (iii) not disclose or permit the disclosure of the Confidential Information to any Person without Seller’s prior written consent, except (A) to the extent that such disclosure is expressly permitted pursuant to the NDA, (B) to Buyer’s employees, officers, directors, attorneys, accountants, lenders, mortgage brokers, and investors (all actual or prospective) and other Persons who are or may be involved with Buyer with respect to this Transaction and who (1) have a need to review the Confidential Information for the purpose of advising Buyer on the suitability of the Property for purchase, and (2) have been informed in writing of the confidential nature of such information, provided that Buyer shall be responsible for any breach of this Agreement by any Person to whom Buyer discloses the Confidential Information and (C) pursuant to an opinion of Buyer’s legal counsel that disclosure is legally required by any Laws and Regulations or stock exchange rule, or pursuant to a subpoena, court order or other legal or administrative proceeding (subject to Section 6.2(b) below). The following shall not be deemed Confidential Information: (i) information that was lawfully obtained from a third party which, to Buyer’s knowledge, was not bound by any confidentiality obligation to Seller that would prohibit such disclosure, and (ii) information independently developed by or for Buyer without any use of, or reference to, the Confidential Information. Subject to the foregoing, Buyer and Buyer’s Representative shall have the right to correspond and meet with any party to the Master Lease, Master Sublease and any other sublease or occupancy agreement affecting any or all of the Individual Properties without obtaining Seller’s prior consent (but, for the avoidance of doubt, Buyer shall under no circumstances provide copies of this Agreement or any exhibit or schedule hereto, or disclose the specific terms hereof or thereof, to any of them). (b) Notwithstanding the above terms, to the extent that Buyer is required to disclose the Confidential Information by any Laws and Regulations, stock exchange rule, or pursuant to a subpoena, court order or other legal or administrative proceeding, Buyer shall (i) notify Seller (both by telephone and in writing) within one (1) Business Day of its knowledge of such legally required disclosure and (ii) cooperate with Seller and Seller’s counsel in any appeal or challenge to such disclosure. If no protective order or similar relief is obtained, Buyer shall (A) disclose only that portion of the Confidential Information that it is legally obligated to disclose, (B) exercise reasonable efforts to obtain reliable assurances that the disclosed information will be kept

19 151825035v18 confidential and (C) exercise reasonable efforts to provide Seller with a copy of the information to be disclosed before the same is given to any third party. (c) If this Agreement is terminated, Buyer shall (i) destroy or erase (or cause to be destroyed or erased) all Confidential Information, including any copies Buyer has made and other embodiments thereof, and (ii) destroy or erase (or cause to be destroyed or erased) all extracts, summaries and compilations thereof and references thereto which are in Buyer’s notes, documents, databases or other records (whether prepared by Buyer or by Seller), provided that Buyer and the Buyer Representatives or other Persons possessing such Confidential Information pursuant to this Section 6.2 shall not be required to destroy or erase any electronic copy of any Confidential Information that (x) is created pursuant to such Person’s standard electronic backup and archival procedures and established retention policies and (y) is retained to the extent required to comply with Laws and Regulations; provided, however, that such Confidential Information shall continue to be subject to the confidentiality provisions of this Section 6.2. (d) Buyer acknowledges that the Confidential Information is of a special, unique, unusual, extraordinary and intellectual character and that Seller’s interest in the Confidential Information may be irreparably injured by disclosure of such Confidential Information in violation of this Agreement. Buyer further acknowledges and agrees that money damages would not be a sufficient remedy for any breach of this Section 6.2 by it and that, in addition to all other remedies available at law or in equity, Seller shall be entitled to seek the remedies of specific performance or injunctive or other equitable relief as a remedy for any breach or potential breach by Buyer of this Section 6.2 (but Buyer gives no assurances under this Agreement that such remedies will be granted to Seller) and further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. (e) The provisions of this Section 6.2 shall survive the termination of this Agreement for one (1) year. ARTICLE 7 Conditions Precedent, Casualty Damage or Condemnation Section 7.1 Conditions Precedent Favoring Buyer. (a) Buyer’s obligations under this Agreement are subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Scheduled Closing Date. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller. (i) Seller shall have executed and delivered to Buyer, or deposited in escrow with Escrow Agent, all instruments and documents required to be delivered to Buyer at the Closing under this Agreement; (ii) Seller shall have performed and complied in all material respects with all of the terms of this Agreement to be performed and complied by Seller prior to or at the Closing; (iii) subject to Section 8.4, on the Closing Date, the Seller Representations shall be true, complete and accurate, in all material respects, on and as of the Effective Date and on and

20 151825035v18 as of the Closing Date as if then remade on and as of the Closing Date. Seller shall not be deemed to have breached the foregoing condition precedent by reason of: (A) changes that are: (1) caused by the acts or omissions of Buyer, any of its Affiliates or any Buyer Representatives or (2) a result of the ownership or operation of the Property in the normal course of business occurring after the Effective Date that do not, individually or in the aggregate, have a material adverse effect on the value or operation of the Real Property and that did not arise by reason of a breach of any covenant made by Seller under this Agreement; (B) matters not prohibited to have occurred hereunder that will be an obligation on the part of Master Lease Tenant to perform under the Master Lease from and after the Closing Date; and (C) casualty or condemnation (which shall be governed exclusively by Section 7.3 and Section 7.4, respectively); (iv) the Required Estoppels shall have been received by Seller and delivered to Buyer in accordance with the provisions of this Agreement; provided, however, that if Seller has not obtained all of the Required Estoppels prior to the Scheduled Closing Date, then Seller may give written notice to Buyer of its election to postpone the Scheduled Closing Date (and the Scheduled Closing Date shall be so postponed) for a period not to exceed ninety (90) days in the aggregate in order to afford Seller sufficient time to obtain the Required Estoppels; (v) Seller shall have executed and delivered a Master Lease Assignment; and (vi) delivery at the Closing of an Owner’s Title Policy (or a pro forma thereof should the Title Company be irrevocably committed to deliver such Owner’s Title Policy promptly upon the delivery of the Owner’s Title Policy Premium for the same and the recording of the applicable Deed), for each Individual Property (other than the Individual Properties located in Puerto Rico) with coverage in the amount of the Allocated Purchase Price for such Individual Property, issued by the Title Company in the form required by Section 4.2(b), and insuring that fee or leasehold (as applicable) title to the Real Property vests in Buyer, subject only to the Permitted Exceptions and otherwise in the form (subject to de minimis changes) approved by Buyer prior to the Due Diligence Expiration Date. (b) If the conditions precedent in favor of Buyer set forth above in Section 7.1(a) are not satisfied in all material respects as of the Closing Date, then Buyer may elect in its sole discretion not later than the Scheduled Closing Date, and as its sole remedy, either to: (i) waive such condition and proceed with the Closing as contemplated by this Agreement (without any reduction in the Purchase Price); (ii) if less than all of the Properties are affected by the failure of such condition, terminate this Agreement solely with respect to any Individual Property affected by the failure of such condition, in which case the proportional share of the Deposit with respect to such Individual Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such affected Individual Property) and the Purchase Price shall be reduced by the Allocated Purchase Price for such affected Individual Property; it being agreed by Buyer that, provided Seller’s breach of a covenant set forth in this Agreement is not the cause of such failure of condition, any such termination shall not affect Buyer’s obligation to purchase the remainder of the Property (other than such affected Individual Property); (iii) if all of the Properties are affected by the failure of such condition, or if less than all of the Properties are affected by the failure but such failure is caused by Seller’s breach of a covenant set forth in this Agreement, terminate this Agreement by written notice thereof to Seller, in which event the Deposit shall be returned to

21 151825035v18 Buyer and, except for those obligations which expressly survive the termination of this Agreement, the Parties shall have no further obligations or liabilities to each other hereunder; or (iv) to the extent such failure is the result of a Seller default hereunder beyond applicable notice and cure periods expressly provided for herein, exercise its rights and remedies under Section 12.3; provided, however, that Seller shall not be in default merely by reason of failure to satisfy any condition precedent set forth above in Section 7.1(a)(iii) through (vi). Notwithstanding the foregoing or anything in this Agreement to the contrary, if, as of the Scheduled Closing Date, an Individual Property Termination has occurred and Severed Lease Tenant and/or Master Lease Guarantor have not executed and delivered to Seller one or more of the Severed Lease Documents, then Seller shall (upon written notice to Buyer) be entitled to an adjournment of the Closing Date in order to provide Severed Lease Tenant with the period of time it is entitled, pursuant to the express terms of the Master Lease, to review and execute the Severed Lease Documents. (c) Except as expressly set forth in this Agreement as conditions precedent to Buyer’s obligation to consummate the Closing, Buyer acknowledges and agrees that its obligation to perform under this Agreement and consummate the Closing is not contingent upon Buyer’s ability to obtain any (i) governmental or quasi-governmental approval of changes or modifications in use or zoning, (ii) modification of any existing land use restrictions, (iii) endorsements to Buyer’s title policies other than as shown on any such pro forma title policies Buyer obtains from the Title Company (as evidenced by the provision of copies thereof to Seller) prior to the expiration of the Due Diligence Expiration Date or (v) debt or equity financing for its acquisition of the Property. Section 7.2 Conditions Precedent Favoring the Seller. Seller’s obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Scheduled Closing Date. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer; it being agreed by Buyer that Seller may elect to waive the failure of a condition as to one or more of the Properties, in which event, Buyer shall have the obligation to proceed to Closing under this Agreement with respect to those of the Properties where such conditions were either timely fulfilled, or were waived in writing by Seller. (a) Buyer shall have delivered the Purchase Price (less the Deposit) to Escrow Agent; (b) Buyer shall have executed and delivered to Seller, or deposited in escrow with Escrow Agent, all instruments and documents required to be delivered by Buyer at the Closing under this Agreement; (c) The Buyer Representations shall be true, accurate and complete in all material respects on and as of the Effective Date and on and as of the Closing Date as if then remade on and as of the Closing Date; and (d) Buyer shall have executed and delivered into escrow a Master Lease Assignment. Section 7.3 Risk of Casualty. (f) If, prior to the Closing Date, all or any part of the Improvements are damaged by fire or other casualty, Seller shall (i) promptly give notice to Buyer of such fact, (ii) select an independent insurance examiner or engineer, subject to Buyer’s reasonable approval, to prepare

22 151825035v18 an estimate of cost and time to restore the Improvements, and (iii) provide Buyer with such estimate promptly upon receipt thereof. (a) If, prior to the Closing Date, a Material Casualty occurs, Buyer may, at Buyer’s option and in its sole discretion, elect to either (i) terminate this Agreement with respect to the Individual Property that is affected by such Material Casualty and receive a return of the proportional share of its Deposit based on the Allocated Purchase Price thereof; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the Individual Properties unaffected by such Material Casualty and that, in such event, Seller and Buyer shall proceed to Closing with respect to such unaffected Individual Properties and the Purchase Price shall be reduced by the Allocated Purchase Price for the affected Individual Property; or (ii) proceed to Closing in accordance with the terms hereof with no reduction in the Purchase Price. Buyer shall be deemed to have elected to proceed under Section 7.3(b)(ii) unless, within ten (10) Business Days from receipt of notice of such Material Casualty, Buyer provides Seller with written notice that Buyer elects to terminate this Agreement with respect to the affected Individual Property pursuant to Section 7.3(b)(i). (b) In the event of a fire or other casualty that is not a Material Casualty, or if there is a Material Casualty and Buyer elects to proceed pursuant to Section 7.3(b)(ii), (i) Buyer shall proceed to Closing in accordance with the terms hereof with no reduction in the Purchase Price, (ii) Buyer shall have the right to participate with Seller in the adjustment and settlement of such casualty insurance claim and (iii) Seller shall assign to Buyer at Closing all insurance proceeds payable on account of such damage (net of collection costs and costs of repair with respect to such casualty reasonably incurred by Seller), including without limitation, rental interruption insurance with respect to periods following Closing (provided that Seller obtains a letter from the applicable insurance carrier(s) consenting to the assignment of such proceeds to Buyer). (c) Any disputes under this Section 7.3 as to whether a Material Casualty has occurred shall be resolved by expedited arbitration before a single arbitrator acceptable to Seller and Buyer in their reasonable judgment in accordance with the commercial arbitration rules of the American Arbitration Association; provided that if Seller and Buyer fail to agree on an arbitrator within five (5) days after a dispute arises, then either party may request that The Real Estate Board of New York, Inc. designate an arbitrator. Such arbitrator shall be an independent architect or engineer having at least ten (10) years of experience in the construction of commercial real estate in the State where the Property is located. The determination of the arbitrator shall be conclusive and binding upon the parties and the costs and expenses of such arbitrator shall be borne equally by Seller and Buyer. (d) Whether or not the Property is located in the State of New York, this Section 7.3 is an express agreement to the contrary of Section 5-1311 of the New York General Obligations Law or any Laws and Regulations providing for an allocation of risk among parties to a contract. Section 7.4 Risk of Condemnation. (a) If, prior to the Closing Date, eminent domain proceedings are commenced against all or any part of any Individual Property, or are the subject of a duly noticed hearing held by a

23 151825035v18 Governmental Authority relating to a pending taking in the exercise of the power of eminent domain, Seller shall promptly give notice to Buyer of such fact. (b) If, prior to the Closing Date, a Material Condemnation occurs, Buyer may, at Buyer’s option and in its sole discretion, elect to either (i) terminate this Agreement with respect to the Individual Property that is affected by such Material Condemnation only, and receive a return of the proportional share of its Deposit based on the Allocated Purchase Price of such Individual Property; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the Individual Properties unaffected by such Material Condemnation and that, in such event, Seller and Buyer shall proceed to Closing with respect to such unaffected Individual Properties and the Purchase Price shall be reduced by the Allocated Purchase Price for the affected Individual Property; or (ii) proceed to Closing in accordance with the terms hereof without reduction in the Purchase Price. With respect to any Material Condemnation, Buyer shall be deemed to have elected to proceed under Section 7.4(b)(ii) unless, within ten (10) days from the receipt of notice of such Material Condemnation, Buyer provides Seller with written notice that Buyer elects to terminate this Agreement with respect to the affected Individual Property pursuant to Section 7.4(b)(i). (c) In the event of a condemnation by right of eminent domain that is not a Material Condemnation, or if there is a Material Condemnation and Buyer elects to proceed under Section 7.4(b)(ii), (i) Buyer shall proceed to Closing in accordance with the terms hereof (without reduction in the Purchase Price) and (ii) Seller shall assign to Buyer on the Closing Date all condemnation awards and proceeds payable as a result of such condemnation (net of collection costs). (d) Any disputes under this Section 7.4 as to whether there has occurred a Material Condemnation shall be resolved by expedited arbitration before a single arbitrator acceptable to Seller and Buyer in their reasonable judgment in accordance with the commercial arbitration rules of the American Arbitration Association; provided that if Seller and Buyer fail to agree on an arbitrator within five (5) days after a dispute arises, then either party may request that The Real Estate Board of New York, Inc. designate an arbitrator. Such arbitrator shall be an independent architect or engineer having at least ten (10) years of experience in the construction of commercial real estate in the State where the Property is located. The determination of the arbitrator shall be conclusive and binding upon the parties and the costs and expenses of such arbitrator shall be borne equally by Seller and Buyer. (e) Whether or not the Property is located in the State of New York, this Section 7.4 is an express agreement to the contrary of Section 5-1311 of the New York General Obligations Law or any Laws and Regulations providing for an allocation of risk among parties to a contract. ARTICLE 8 Releases, Representations, Warranties and Covenants Section 8.1 Buyer Statements. Subject to the limitations set forth in this Agreement, Buyer hereby acknowledges as of the Effective Date and as of the Closing Date as follows (the “Buyer Representations”):

24 151825035v18 (a) Buyer acknowledges that it is an experienced and sophisticated purchaser of commercial real estate projects such as the Property and that, prior to the Due Diligence Expiration Date, it will have had a full and complete opportunity to (i) review all information on the Datasite, (ii) review all Third-Party Reports and (iii) conduct such other investigations, examinations, inspections and analyses of the Property as Buyer, in its absolute discretion, has deemed appropriate. Buyer further acknowledges that (A) except for the Seller Representations, Buyer has not relied upon any statements, representations or warranties by any Seller Party or any agent of any Seller Party, including Broker and (B) aside from the contents of the Datasite as of the Effective Date, Seller shall have no obligation to disclose or make available any information or documentation to Buyer on the Datasite or otherwise; (b) Buyer acknowledges and agrees that it is purchasing the Property subject to the Property being in “AS IS, WHERE IS” AND “WITH ALL FAULTS, LIABILITIES, AND DEFECTS, LATENT OR OTHERWISE, KNOWN OR UNKNOWN” basis condition with respect to all facts, circumstances, conditions and defects (and Seller shall have no obligation to determine or correct any such facts, circumstances, conditions or defects and Buyer assumes the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the Property), and, subject to Section 7.3 and Section 7.4 of this Agreement, loss by casualty or condemnation excepted, with no right of set-off or, except as expressly set forth herein, reduction in the Purchase Price, and that, except for the Seller Representations, such sale shall be without representation or warranty of any kind, express or implied, including any warranty of income potential, operating expenses, uses, merchantability or fitness for a particular purpose, and Seller does hereby disclaim and renounce any such representation or warranty. Buyer specifically acknowledges that, except as expressly provided in the Seller Representations, Buyer is not relying on, either directly or indirectly, any representations or warranties of any kind whatsoever, express or implied, from Seller, any other Seller Party, including Broker or any other Person as to any matters concerning the Property, including, without limitation: (i) the income from or value of the Property; (ii) any income to be derived from the Property; (iii) the suitability of the Property for any and all activities and uses which Buyer may conduct thereon, including the possibilities for further development of the Property or construction thereon; (iv) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property or any improvements thereon; (v) the manner, quality, state of repair or lack of repair of the Property (including the roof, foundation, HVAC systems or any other component of the Property or any improvements thereon); (vi) the nature, quality or condition of the Property, including with respect to water conditions, soil, geological or geotechnical condition (including soil expansiveness, corrosivity, or stability, or seismic, hydrological, geological and topographical conditions and configurations, including, without limitation, any opinions or conclusions of any soils engineer(s) retained to perform geotechnical and/or soils studies or to oversee any soils engineering aspects of developing the Property); (vii) the compliance of or by Seller, the Property, or its operation with any Laws and Regulations; (viii) the manner or quality of the construction or materials incorporated into the Property; (ix) compliance with Environmental Laws or land use laws, rules, regulations, orders, codes or requirements, including the Americans with Disabilities Act of 1990; (x) the presence or absence of radon gas, methane gas, asbestos or any other Hazardous Materials at, in on, under, migrating to or from, adjacent to, or otherwise affecting the Property; (xi) the conformity of any improvements to any plans or specifications, including, without limitation, any plans and specifications that may have been or may be provided to Buyer; (xii) the conformity of the Property to past, current or future applicable zoning or building requirements; (xiii) deficiency of any

25 151825035v18 shoring; (xiv) deficiency of any drainage; (xv) the fact that all or a portion of the Property may be located on or near an earthquake fault line or in or near an earthquake or seismic hazard zone; (xvi) the existence of vested land use, zoning or building entitlements affecting the Property; (xvii) water rights or the availability of or access to water; (xviii) the presence or suitability of any utilities or availability thereof; (xix) the completeness or accuracy of any information provided to Buyer by the Seller Parties or their agents; (xx) any matters relating to the leases or the tenants; (xxi) any knowledge that any Seller Party may have relating to the Property that is has, or has not, shared with Buyer; (xxii) the Master Lease Tenant, the Master Lease Guarantor or the Master Subtenant, including their creditworthiness or lack thereof; and/or (xxiii) any other matter relating to the Property, the Severed Lease Documents, the Master Lease Tenant, the Master Lease Guarantor, the Master Sublease, the Master Subtenant, a Severed Sublease or any subtenants, or to the development, construction, operation, leasing or sale of the Property. Buyer acknowledges that to the extent required to be operative, the disclaimers and warranties contained herein are “conspicuous” disclaimers for purposes of any applicable law, rule, regulation or order. Buyer further acknowledges and agrees that, except for the Seller Representations (as the same may be updated at Closing), no Seller Party is under any duty to make any affirmative disclosures or inquiry regarding any matter which may or may not be known to Seller or any of the other Seller Parties, and Buyer, for itself and for its successors and assigns, hereby expressly waives and releases each of the Seller Parties from any such duty that otherwise might exist; provided, however, that the foregoing provision shall not prevent Buyer from relying on the Seller Representations, subject to the limitations and conditions relating thereto set forth in this Agreement; (c) Except as expressly provided below in this Section 8.1(c), Buyer, for Buyer and Buyer’s successors and assigns, irrevocably and unconditionally releases the Seller Parties from, and irrevocably and unconditionally waives all claims and liabilities against the Seller Parties for or attributable to, the following: (i) any and all statements or opinions heretofore or hereafter made, or information furnished, by or on behalf of the Seller Parties to Buyer or any of Buyer’s agents or representatives (other than to the extent that the same constitute a breach of Seller Representations of which Buyer had no knowledge as and when such Seller Representations were made); and (ii) any and all Losses of any kind or nature whatsoever, whether known, unknown, foreseen or unforeseen, attributable to the Property, whether arising or accruing before, on or after the Closing and whether attributable to events or circumstances which have heretofore or may hereafter occur, including all Losses with respect to the structural, physical, or environmental condition of the Property including claims or liabilities relating to the presence, discovery or removal of any Hazardous Materials in, on, at, under, migrating to or from, or about or otherwise affecting the Property and any other matters described in Section 8.1(b); Buyer acknowledges and agrees that (A) Buyer may discover facts different from or in addition to those now (or as of the Closing) known to Buyer, (B) Buyer’s agreement to release, acquit and discharge the Seller Parties as set forth herein shall remain in full force and effect notwithstanding the existence or discovery of any such additional or different facts, (C) Buyer knowingly waives any rights, privileges and benefits under any federal, state or local law which may negatively impact the validity or enforceability of any part of the releases set forth in this Agreement,

26 151825035v18 (D) upon the completion of the Closing, the Seller Parties shall be deemed to have satisfied all of their respective obligations, covenants and liabilities in this Agreement and in any documents executed by the Seller Parties in connection herewith other than those obligations of the Seller that, by the express terms of this Agreement, survive the Closing (in which case such survival shall be subject to the limitations set forth in this Agreement) and (E) Buyer irrevocably covenants never to commence or prosecute, or to collude with others to commence or prosecute, against any Seller Party any action or proceeding based upon any claim covered by the foregoing release; provided, however, that the foregoing releases and waivers set forth in this Section 8.1(c) are not intended and shall not be construed to affect or impair any rights or remedies that Buyer may have against Seller as a result of: (1) a breach of any of the Seller Representations, or of any covenant of Seller expressly set forth in this Agreement, subject to the terms and limitations on the Seller’s liability as expressly set forth elsewhere in this Agreement; (2) any criminal act or tortious act of Seller; or (3) a breach by Seller of any of its obligations under the Master Lease relating to the Property that occurred prior to the Closing. Buyer understands the legal significance of the foregoing provisions and acknowledges and agrees that the provisions of Section 8.1(b)-(c) were a material factor in Seller’s agreement to complete the Transaction and Seller’s acceptance of the Purchase Price and that Seller is unwilling to consummate the Transaction unless the Seller Parties are expressly released as set forth in Section 8.1(b)-(c). The releases contained in Section 8.1(b)-(c) and elsewhere in this Agreement include claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist, which, if known by Buyer, would materially affect Buyer’s release of the Seller Parties. Buyer specifically waives the provisions of any law of any state, territory or jurisdiction the import of which is as follows: A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. Notwithstanding anything to the contrary in this Agreement, the provisions of Section 8.1(b)-(c) shall survive the Closing or termination of this Agreement. (d) Buyer represents and warrants as follows: Buyer is a limited liability company, duly formed, validly existing and in good standing under the Laws and Regulations of the State of Delaware. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, reorganization, moratorium or other similar laws presently or hereafter in effect affecting the rights of creditors or debtors generally. Buyer has the power to enter into, execute and deliver this Agreement and to perform its obligations hereunder. (e) Buyer represents and warrants that there are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened, against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligations pursuant to the terms of this Agreement.

27 151825035v18 (f) Buyer represents and warrants that neither (i) the execution, delivery or performance of this Agreement by Buyer nor (ii) compliance herewith (A) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the charter documents or by-laws of Buyer, (2) to the best of Buyer’s knowledge, any law or any order, writ, injunction or decree of any court or Governmental Authority, or (3) to the best of Buyer’s knowledge, any agreement or instrument to which Buyer is a party or by which it is bound or (B) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument. (g) Buyer represents and warrants that no authorization, consent or approval of any Governmental Authority (including courts) is required for the execution and delivery by Buyer of this Agreement or the performance of its obligations pursuant to the terms of this Agreement. (h) Buyer represents and warrants that Buyer is currently (i) in compliance with, and shall at all times during the term of this Agreement remain in compliance with, the regulations of OFAC and any statute, executive order (including Executive Order 13224, dated September 24, 2001 and entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”) or regulations relating thereto, and (ii) not listed on, and shall not during the term of this Agreement be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or any other similar list maintained by OFAC or any other Governmental Authority pursuant to any authorizing statute, executive order or regulation. Buyer has taken, and shall continue to take until Closing, such measures as are required by applicable law to ensure that funds used to pay to Seller the Purchase Price are derived (A) from transactions that do not violate United States law nor, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated and (B) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated. (i) Buyer represents and warrants that Buyer’s rights under this Agreement do not, and its acquisition of the Property shall not, constitute “plan assets” within the meaning of 29 C.F.R. Section 2510.3-101, because one or more of the following circumstances is true: (i) Equity interests in Buyer are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2); (ii) Less than twenty-five (25%) percent of all equity interests in Buyer are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (iii) Buyer qualifies as an “operating company”, “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3- 101(c), (d) or (e); (j) Buyer represents and warrants that Buyer is not a “governmental plan” within the meaning of Section 3(32) of ERISA and the execution of this Agreement and the purchase of the Property by Buyer is not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

28 151825035v18 (k) Buyer represents and warrants that Buyer has not (i) filed any petition in bankruptcy or made any assignment for the benefit of creditors, (ii) filed any petition seeking reorganization or arrangement or other action under Federal or State bankruptcy laws wherein Buyer is named a debtor, or (iii) received written notice of any such petition or action filed or initiated against it. The representations and warranties of Buyer contained in this Section 8.1 shall survive the Closing, but only to the extent provided in Section 12.4(b). Section 8.2 Seller Representations. Subject to the limitations set forth in this Agreement, Seller hereby represents and warrants to Buyer as of the Effective Date and as of the Closing Date (subject to the rights of Seller to update such representations and warranties as set forth in Section 7.1(a)(iii)) as follows (the “Seller Representations”): (a) Seller is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation. Seller has the power to enter into, execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. (b) Seller’s execution and delivery of this Agreement and performance of its obligations hereunder have been duly authorized by all necessary action on the part of Seller, and do not violate or conflict with Seller’s organizational documents, any judgment, decree or order of any court applicable to or affecting Seller, breach the provisions of or constitute a default under any material contract to which Seller is a party or by which Seller is bound, or violate or conflict with any Laws and Regulations applicable to Seller. (c) There is no action, suit, litigation, hearing or administrative proceeding pending or, to Seller’s Actual Knowledge, threatened against Seller or the Property in any court, administrative bureau, or other regulatory setting, that, if determined adversely to Seller, would reasonably be expected to materially and adversely affect Seller’s ability to perform its obligations pursuant to the terms of this Agreement. (d) Seller is not a “foreign person” as such term is defined in Section 1445(e)(3) of the Code. (e) Seller is currently (i) in compliance with, and shall at all times during the term of this Agreement remain in compliance with, the regulations of the OFAC and any statute, executive order (including Executive Order 13224, dated September 24, 2001 and entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”), or regulations relating thereto and (ii) not listed on, and shall not during the term of this Agreement be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or any other similar list maintained by OFAC or any other Governmental Authority pursuant to any authorizing statute, executive order or regulation. (f) Seller has not (i) filed any petition in bankruptcy or made any assignment for the benefit of creditors, (ii) filed any petition seeking reorganization or arrangement or other action under Federal or State bankruptcy laws wherein Seller is named a debtor or (iii) received written notice of any such petition or action filed or initiated against it.

29 151825035v18 (g) Except for the Master Lease, Seller is not a party to any leases, licenses or other occupancy agreement, oral or written, affecting all or any portion of the Property. Except for (i) the Master Lease, (ii) the Master Sublease and (iii) any subleases, licenses or other occupancy agreements that Master Lease Tenant or Master Subtenant enters into following the date of (or which are disclosed in) the most recent Permitted Sublease Report (as defined in the Master Lease) received by Seller in accordance with the terms of the Master Lease (a copy of which has been provided to Buyer), there are no other leases or subleases, licenses or other occupancy agreements, oral or written, affecting all or any portion of the Property to which Seller or, to Seller’s Actual Knowledge, any other Person is a party. Seller has delivered or made available to Buyer on the Datasite a true and correct copy of the Master Lease Documents and, to Seller’s Actual Knowledge, the Master Sublease. Seller is not collecting directly from Master Lease Tenant any Rent (as defined in the Master Lease) other than Base Rent; provided that if Master Lease Tenant pays other sums of Additional Rent (as defined in the Master Lease) to Seller after the Effective Date, Seller shall not be deemed to have breached this representation and the obligations of Buyer under this Agreement shall not be affected. There is no default by Seller or, to Seller’s Actual Knowledge, Master Lease Tenant under the Master Lease that is continuing beyond applicable notice and cure periods. There is no amount due to any party from Seller in connection with the Master Lease or Master Sublease. Seller holds no security deposit under the Master Lease or otherwise relating to the Property. (h) Seller has not executed any brokerage agreements with respect to the leasing of any space at the Property or, except for the brokerage agreement referenced in Article 11, with respect to the sale of all or any portion of the Property. (i) Seller has not entered into any contracts which affect the Property and will be binding on Buyer following the Closing other than the Master Lease and other matters of public record and ordinary course consents given under any Permitted Exceptions in the nature of reciprocal easement agreements. (j) There are no condemnation or eminent domain proceedings pending, or to Seller's Actual Knowledge, threatened in writing against the Property. (k) There are no Leasing Costs due by Seller with respect to the Master Lease. (l) Seller has no employees. (m) Neither Seller nor any entity that would be considered a single employer with Seller under Code Section 414(b) or Code Section 414(c) maintains, contributes to, or otherwise has incurred any liability with respect to any “employee benefit plan” within the meaning of Section 3(3) of ERISA with respect to persons who are or were employed at the Property or otherwise perform or performed services at the Property. (n) Seller has delivered to Buyer, or made available to Buyer on the Datasite, a true, complete and correct copy of the Existing Phase I. Except as set forth in the Existing Phase I, (i) Seller has received no written notice of non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property from any Governmental Authority that have not been corrected.

30 151825035v18 (o) Other than the “General Marketing Inclusion Right” (which Seller represents has been satisfied by Seller with respect to the Transaction), the “Modified ROFO Right” (solely as related to any Property that becomes an “After Acquired S/B Property”), the “Tenant Option” and the “Substitution Option” (as each such quoted term is defined in the Master Lease), Seller has not granted any option, right of first offer, right of first refusal or any other similar right in favor of any Person with respect to the purchase of the Property (or any portion thereof) which right remains outstanding or has not been fully and irrevocably waived (either affirmatively or as a result of the failure to timely exercise the same). (p) Except as disclosed in the Existing Third Party Reports, Seller has received no notice of any Violations that remain uncured. The representations and warranties of Seller contained in this Section 8.2 shall survive the Closing, but only to the extent provided in Section 12.4(b). Section 8.3 Seller’s Actual Knowledge. (a) Whenever a representation is qualified by the phrase “to Seller’s Actual Knowledge”, “to Seller’s knowledge” or words of similar import, the accuracy of such representation shall be based solely on the actual (as opposed to constructive or imputed) knowledge of the Seller Knowledge Parties, without investigation or inquiry. Buyer acknowledges that the Seller Knowledge Parties are named solely for the purpose of defining the scope of Seller’s knowledge and not for the purpose of imposing any liability on or creating any duties running from the Seller Knowledge Parties to Buyer and Buyer agrees that none of the Seller Knowledge Parties shall have any personal or other liability under this Agreement or in connection with the Transaction. Section 8.4 Notice of Breach. (a) As of the Closing, Buyer shall be deemed to have actual knowledge that any representation or warranty contained herein is inaccurate, untrue, or incorrect to the extent that: (A) any written materials delivered to Buyer prior to Closing or made available to Buyer on the Datasite prior to the date that is three (3) Business Days prior to the Due Diligence Expiration Date, with notice to Buyer that any such written materials posted on the Datasite have been so posted, contain information inconsistent with any such representations and warranties; and/or (B) any estoppel certificate executed in connection with the Transaction and delivered to Buyer prior to Closing, contains any fact or information which is inconsistent with such representation or warranty. Buyer shall also be deemed to have actual knowledge, as of the Due Diligence Expiration Date, of a matter contained in a Required Estoppel to the extent such matter was previously disclosed in any written materials delivered to Buyer or made available to Buyer on the Datasite prior to the date that is three (3) Business Days prior to the Due Diligence Expiration Date, with notice to Buyer that any such written materials posted on the Datasite have been so posted. Notwithstanding anything to the contrary herein, in no event shall any condition to Closing (including the condition set forth in Section 7.1(a)(iv)) be deemed to have failed to be satisfied by virtue of any certification contained in a Required Estoppel to the extent that (1) Buyer had actual knowledge of the applicable matter as of the Due Diligence Expiration Date and (2) if such actual knowledge arose from information or materials disclosed by Seller to Buyer at least three (3)

31 151825035v18 Business Days prior to the Due Diligence Expiration Date, such Required Estoppel does not include information with regard to such applicable matter that (I) is materially inconsistent with or (II) materially supplements such information disclosed to Buyer at least three (3) Business Days prior to the Due Diligence Expiration Date. (b) If, after the Effective Date but prior to the Closing, Buyer first obtains actual knowledge that any of the Seller Representations made herein is untrue, inaccurate or incorrect in any material respect, Buyer shall give Seller written notice thereof within five (5) Business Days of obtaining such actual knowledge (but, in any event, prior to the Closing). In such event, Seller shall attempt to cure such misrepresentation or breach and shall, at its option, be entitled to a reasonable adjournment of the Closing (not to exceed forty-five (45) days in the aggregate with all other adjournment rights exercised by Seller hereunder) for the purpose of such cure. If Seller is unable to so cure any misrepresentation or breach of warranty, then Buyer, as its sole remedy for any and all such materially untrue, inaccurate or incorrect representations or warranties, shall elect within five (5) Business Days thereafter either to (i) waive such misrepresentations or breaches of representations and warranties and consummate the Transaction without any reduction of or credit against the Purchase Price or (ii) if Seller’s breach of a covenant set forth in this Agreement did not cause any such breach of a Seller Representation, terminate this Agreement solely with respect to any Individual Property affected by such materially untrue, inaccurate or incorrect representations or warranties, in which case the proportional share of the Deposit with respect to such Individual Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such affected Individual Property) and the Purchase Price shall be reduced by the Allocated Purchase Price for such affected Individual Property; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the remainder of the Property (other than such affected Individual Property) or (iii) if such materially untrue, inaccurate or incorrect representations or warranties affects all of the Properties, or if less than all of the Properties are affected but Seller’s breach of a covenant set forth in this Agreement caused the breach of a Seller Representation, terminate this Agreement in its entirety by written notice given to Seller on the Closing Date, in which event this Agreement shall be terminated, the Deposit shall be returned to Buyer, to the extent such representation was willfully or knowingly inaccurate by Seller as of the date made, Seller shall reimburse Buyer for all of Buyer’s out-of-pocket cost and expenses incurred in connection with the Transaction (up to $1,000,000), and, thereafter, no Party shall have any further rights or obligations hereunder except as provided in any section hereof that by its terms expressly provides that it survives any termination of this Agreement; provided, however, to the extent such inaccuracy is the subject matter of an obligation of Master Lease Tenant under the Master Lease, then Buyer shall automatically be deemed to have elected to proceed pursuant to the foregoing clause (i). ARTICLE 9 Covenants Section 9.1 Seller Covenants. (a) Continued Operations. Seller covenants that, between the date of this Agreement and the Closing Date or earlier termination of this Agreement (the “Pre-Closing Period”): (i) Seller

32 151825035v18 shall continue to use its commercially diligent efforts to cause Master Lease Tenant to comply with its obligations under the Master Lease; (ii) Seller shall exercise its rights and remedies under the Master Lease with respect to the Property required in Seller’s reasonable judgment to satisfy the requirements of the immediately preceding sentence; and (iii) Seller shall undertake and/or continue to perform all of its material obligations as landlord under the Master Lease for the Property, as required under the Master Lease, but shall not be obligated to complete, or cause Master Lease Tenant to complete, any ongoing capital projects at the Property prior to Closing; and (iv) Seller shall not enter into any new service contract relating to the Property without Buyer’s prior written consent, which will not be unreasonably withheld, conditioned or delayed if such service contract can be terminated upon thirty (30) days written notice and without payment of any termination fee. (b) Leases. During the Pre-Closing Period, Seller shall not: (i) market space in the Property, solicit tenants or negotiate leases for space in the Property or (ii) exercise any right that Seller has, as landlord, to terminate the Master Lease for the Property; provided, however, that Seller may exercise its rights and remedies (other than to terminate the Master Lease as to the Property) against the Master Lease Tenant and/or Master Lease Guarantor if either are in default under their respective Master Lease or Master Lease Guaranty obligations. (c) Insurance. During the Pre-Closing Period, Seller shall either: (i) cause Master Lease Tenant to maintain in full force and effect all casualty insurance coverages required to be maintained by Master Lease Tenant under the Master Lease relating to the Property or (ii) obtain, at Seller’s sole expense, insurance policies providing coverage equivalent thereto. (d) Marketing of the Property. During the Pre-Closing Period, so long as this Agreement shall be in effect, Seller shall not initiate or solicit any offers or negotiations from or with any Person other than Buyer for the sale, transfer or other disposition of the Property or Seller’s interest therein; provided, however, that the foregoing shall not prohibit Broker (on Buyer’s behalf and at Buyer’s direction) from continuing to communicate with those certain potential future purchasers of Individual Properties previously disclosed to Buyer in order to maintain interest among such purchasers in a subsequent sale (after Closing) by Buyer to such purchasers of Individual Properties. Section 9.2 Applicable ROFOs. Seller and Buyer acknowledge that the Transaction may implicate certain (a) consent requirements in favor of one or more third party or (b) rights of first offer, rights of first refusal or other similar rights to acquire such Individual Property, in each case under certain Ground Leases or other Permitted Exceptions (excluding, for the avoidance of doubt, the Master Lease Documents) with respect to certain Individual Properties and which may not, as of the Effective Date, yet have been waived and/or obtained (each, an “Applicable ROFO”), which Applicable ROFOs are (to Seller’s Actual Knowledge) described on Schedule D. Promptly following the Effective Date, Seller shall request and use commercially reasonable efforts to obtain the applicable consent or waiver from the applicable ground lessor or other counterparty under the applicable Permitted Exception in the form required by such Permitted Exception; provided, however, for the avoidance of doubt, the requirement that Seller so “use commercially reasonable efforts” shall not be construed as obligating Seller to pay any consent fee or agree to provide any credit support or other backstop with respect to Buyer’s obligations under a Ground Lease or Permitted Exception following Closing. In the event that any consent or waiver (as applicable) of

33 151825035v18 or with respect to an Applicable ROFO has not been obtained prior to the Closing Date, and such failure is not caused by Seller’s breach of a covenant set forth in this Agreement, Seller shall, at its option, be entitled to a reasonable adjournment of the Closing (not to exceed forty-five (45) days in the aggregate with all other adjournment rights exercised by Seller hereunder) for the purpose of obtaining such consent or waiver. If on the Scheduled Closing Date, as the same may be extended, the applicable consent or waiver (as applicable) of or with respect to an Applicable ROFO has not been obtained, and such failure is not caused by Seller’s failure to use commercially reasonable efforts to obtain the same in compliance with this Section 9.2, then this Agreement shall terminate solely with respect to any Individual Property affected by such Applicable ROFO, in which case the proportional share of the Deposit with respect to such Individual Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such affected Individual Property) and the Purchase Price shall be reduced by the Allocated Purchase Price for such affected Individual Property; it being agreed by Buyer that any such termination shall not affect Buyer’s obligation to purchase the remainder of the Property (other than such affected Individual Property). Section 9.3 Effect of Exercise of Substitution Option. If, after the Effective Date but prior to the Closing Date, Master Lease Tenant exercises the “Substitution Option” (as defined in the Master Lease) with respect to any Individual Property, then (a) if the substitution of the applicable Individual Property under the Master Lease is consummated prior to the Scheduled Closing Date, then for all purposes hereof the applicable “Replaced Property” shall be replaced hereunder by the applicable “Replacement Property” (as such terms are defined in the Master Lease) and the Parties shall reasonably cooperate with one another in good faith to execute any amendments hereto which are required to effectuate such replacement and (b) if such substitution is not consummated prior to the Scheduled Closing Date, then the Parties shall proceed to Closing in accordance with and subject to the terms hereof (with no such change to the applicable Individual Property) on the understanding that such replacement shall occur following the Closing in accordance with the terms of the Master Lease. ARTICLE 10 Closing Section 10.1 Time and Place of Closing. (a) The Closing shall take place commencing at 11:00 a.m. (EST), with the Adjusted Purchase Price Balance received by 3:00 p.m. (EST), with Escrow Agent, on the Scheduled Closing Date, TIME BEING OF THE ESSENCE, subject to the Seller’s and Buyer’s right to adjourn the Closing as expressly permitted under this Agreement. (b) The date on which the Closing shall actually occur under this Agreement is referred to herein as the “Closing Date”. Section 10.2 Seller’s Deliveries. By not later than 5:00 p.m. (EST) on the Business Day immediately preceding the Closing Date, Seller shall deliver or cause to be delivered to the Title Company (for recording or delivery to Buyer, as applicable, upon the completion of Closing) each of the following items, each executed by Seller and acknowledged to the extent appropriate:

34 151825035v18 (a) a Deed for each Fee Property and a Ground Lease Assignment for each Ground Leased Property, in each case in form sufficient for recording; (b) a Bill of Sale for the Personal Property; (c) the Omnibus Assignment; (d) a Master Lease Assignment and, solely in the event that an Individual Property Termination has occurred, a copy of the Severed Lease Documents or other evidence reasonably acceptable to Buyer that the Individual Properties subject to such Individual Property Termination are no longer demised pursuant to the Master Lease; (e) the Required Estoppels, if any, received by Seller; (f) any documentation with respect to any Transfer Taxes (collectively, the “Transfer Tax Forms”) required to be executed by Seller; (g) the Seller Closing Update Certificate reaffirming the Seller Representations as of the Closing Date (subject to the rights of Seller to update such representations and warranties as set forth in Section 7.1(a)(iii)); (h) the Final Closing Statement; (i) the Owner’s Affidavit; (j) the FIRPTA Certificate; (k) with respect to any Individual Property that is subject to a Permitted Exception in the nature of a reciprocal easement agreement, customary assignment and assumption documentation as may be required under such reciprocal easement (collectively, “REA Assignment Documents”) in order that Seller shall be prospectively (from and after Closing) released from ongoing liability thereunder; and (l) such other documents as may be required by the express terms of this Agreement to be delivered by Seller and such other customary conveyance documents, certificates, deeds and other instruments as Buyer or the Title Company may reasonably require to carry out the Transaction and as are customary in like transactions in the State in which any Individual Property is located. Section 10.3 Buyer’s Deliveries. By not later than 5:00 p.m. (EST) on the Business Day immediately preceding the Closing Date (except in the case of the funds to be deposited by Buyer pursuant to Section 10.3(a) below, as to which delivery shall be on the Closing Date), Buyer shall deliver to the Title Company (for delivery to Seller upon the completion of Closing), each of the following items, each executed by Buyer and acknowledged to the extent appropriate: (a) immediately available federal funds sufficient to pay the Adjusted Purchase Price Balance (subject to apportionments and adjustments as set forth herein) and Buyer’s share of all

35 151825035v18 escrow costs and closing expenses, which funds, together with the Deposit, shall be released to Seller and credited against the balance of the Purchase Price at Closing; (b) a Ground Lease Assignment for each Ground Leased Property; (c) the Omnibus Assignment; (d) a Master Lease Assignment, executed by Buyer as assignee; (e) the Transfer Tax Forms required to be executed by Buyer, if any; (f) the Buyer Closing Update Certificate; (g) the Final Closing Statement; (h) with respect to any Individual Property that is subject to a Ground Lease or Permitted Exception in the nature of a reciprocal easement agreement, (i) any evidence required to be provided thereunder demonstrating that Buyer or the applicable Permitted Assignee is a qualified assignee thereunder and (ii) any applicable REA Assignment Documents; and (i) such other documents as may be required by the express terms of this Agreement to be delivered by Buyer and such other customary documents, certificates and other instruments as Seller or the Title Company may reasonably require to carry out the Transaction and as are customary in like transactions in the State in which any Individual Property is located. Section 10.4 Apportionments. (a) Adjustments and Prorations. The following items shall be apportioned or adjusted between Seller and Buyer as of 11:59 p.m. (EST) on the day immediately preceding the Closing Date (the “Adjustment Date”) on the basis of the actual number of days of the month which shall have elapsed as of the Closing Date and based upon the actual number of days in the month in which the Closing occurs and a 365-day year, and otherwise as set forth in this Section 10.4, in all cases such that Seller shall be charged with the economic benefits and burdens of being a beneficial owner of the Property through and including the day preceding the Closing Date, and Buyer shall be charged with the economic benefits and burdens of being a beneficial owner of the Property from and after the Closing Date: (i) the Base Rent for the Property (with the understanding that, since the Master Lease is a “triple net” leases pursuant to which the Master Lease Tenant is responsible for the payment of real estate taxes and assessments, insurance, utilities, operating expenses, and all other costs and expenses customarily prorated among sellers and buyers, the proration of Base Rent shall be the primary item subject to proration at Closing); (ii) prepaid fees for licenses and permits held by Seller pertaining to the Property and assigned to Buyer on the Closing Date; and

36 151825035v18 (iii) such other items as are customarily apportioned in real estate closings of commercial properties in the State where the Property is located that are not the responsibility of Master Lease Tenant under the Master Lease (as the same pertains to the Property). The foregoing prorations shall be paid by means of an adjustment to the balance of the Purchase Price payable pursuant to Section 2.1, which adjustment shall be an increase in the event of a net amount due to Seller, or a decrease in the event of a net amount due to Buyer, in either case resulting in the Adjusted Purchase Price Balance. Subject to the adjustments and prorations set forth in this Section 10.4, in no event shall Buyer be entitled to any interest in any working capital in the legal or beneficial possession or control of the Seller. (b) Property Taxes. While real estate and property taxes and assessments for the Property (collectively, “Property Taxes”) shall not be apportioned at Closing since the payment of all Property Taxes is the responsibility of the Master Lease Tenant under the terms of the Master Lease (as the same pertains to the Property), to the extent that any refund of Property Taxes is received by Seller or Buyer after the Closing, such refund shall be held in trust by Seller or Buyer, as the case may be, and shall be applied as follows: (i) first to the unreimbursed costs incurred in obtaining such refund; (ii) second, to Master Lease Tenant if required to be paid to Master Lease Tenant under the Master Lease; and (iii) if not required to be paid to Master Lease Tenant pursuant to the preceding clause (ii), such refund shall be paid to Seller for the period prior to the Closing Date and to Buyer for the period on or after the Closing Date. (c) Security Deposits. Since Seller holds no security deposit under the Master Lease or otherwise relating to the Property, there shall be no obligation at Closing for Seller to pay over to Buyer any security deposit or to grant Buyer a credit to the Purchase Price in the amount of such security deposit. (d) Preliminary and Final Closing Statements. All pro-rations and payments to be made under the foregoing provisions of this Section 10.4 shall be made on the basis of a written closing statement, in the form of the Settlement Statement, which Seller shall endeavor to provide to Buyer at least three (3) Business Days prior to Closing (the “Preliminary Closing Statement”) showing the net amount due either to Seller or Buyer as a result of the adjustments and pro-rations provided for in this Section 10.4. On or prior to the Closing, Seller and Buyer shall jointly agree upon any adjustments, pro-rations and/or additions to be made to the Preliminary Closing Statement in accordance with the terms of this Agreement and, upon the final determination of such adjustments, pro-rations and/or additions, Seller and Buyer shall each execute the final closing statement (the “Final Closing Statement”) which shall reflect the net amount due to Seller after such adjustments, pro-rations and/or additions. The adjustments, pro-rations and/or additions agreed to by Seller and Buyer in the Final Closing Statement shall be conclusive and binding on the Parties hereto. If any items are not capable of being determined at the time the Final Closing Statement is agreed to by Seller and Buyer, then Seller and Buyer shall account for the future determination and payment of such items in the Final Closing Statement and the Parties shall thereafter so determine (and upon such determination, pay) such items. Prior to and following the Closing Date, each Party shall provide the other with such information as the other shall reasonably request to finalize any such post-Closing adjustments. Notwithstanding anything in this Agreement to the contrary, any claim for any adjustment under this Section 10.4 will only be valid

37 151825035v18 if made in writing with specificity and only if made on or before the date that is sixty (60) days after the Closing Date. (e) Survival. The terms of this Section 10.4 shall survive the Closing for eighteen (18) months. Section 10.5 Closing Costs. (a) Seller shall pay Seller’s own attorneys’ fees. (b) Buyer shall pay (i) Escrow Agent’s escrow fee or escrow termination charge, (ii) the cost of any update that it might request to the Existing Survey, (iii) 100% of the Owner’s Title Policy Premium (as well as the premiums charged by the Title Company to issue any PR Owner’s Title Policies, together with all endorsements thereto) and any Lender’s Title Policy Premium and any other premiums or costs required to obtain the Owner’s Title Policy, any PR Owner’s Title Policy or any Lender’s Title Policy, including the cost of all endorsements to the Owner’s Title Policy and any Lender’s Title Policy, (iv) any recording fees or other costs incurred in recording each Deed and Ground Lease Assignment, (vi) all costs associated with Buyer’s due diligence and financing, including the cost of appraisals, architectural, engineering, credit and environmental assessments and reports, mortgage recording taxes, application, commitment and counsel fees payable to any Buyer Lender and (vii) Buyer’s own attorneys’ fees. (c) If any Transfer Taxes are imposed in connection with the transfer of the Property: (i) Seller and Buyer shall each apply for and use diligent efforts to obtain the maximum exemption from the payment of such Transfer Taxes permitted under applicable Laws and Regulations; (ii) to the extent no such exemption is available that eliminates all such transfer Taxes, Seller and Buyer shall each pay 50% of such Transfer Taxes. (d) Each Party shall, in addition to the costs specifically allocated as provided in Section 10.5(a) and Section 10.5(b), pay any other costs and expenses that are specifically allocated to it pursuant to this Agreement. (e) All other customary purchase and sale closing costs shall be made in accordance with local custom in the jurisdiction where the Property is located. (f) The provisions of this Section 10.5 shall survive the Closing. ARTICLE 11 Real Estate Commission Seller shall be obligated to pay a real estate commission and/or brokerage fee to Broker (the “Broker Fee”) in accordance with separate agreements between Seller and Broker. Each of Seller and Buyer represent and warrant to the other that (a) it dealt with no broker other than Broker and (b) no other brokerage fee or real estate commission is or shall be due or owing in connection with this Transaction as a result of the acts of the representing party. Each of Seller and Buyer hereby indemnify and hold the other harmless from any and all Losses incurred by reason of any breach of the foregoing representations and warranties by such representing party. Seller shall

38 151825035v18 further indemnify and hold Buyer harmless from and against all Losses which may arise by reason of any claim asserted by Broker in connection with this Agreement or Broker’s representation of Seller. The provisions of this Article 11 shall survive the Closing or the termination of this Agreement. ARTICLE 12 Termination and Default Section 12.1 Termination without Default. If the sale of the Property is not consummated for any reason except a default by Buyer as provided in Section 12.2 or by Seller as provided in Section 12.3, subject to the provisions hereof relating to Individual Property Terminations (if applicable), the Deposit shall be returned to Buyer promptly, whereupon this Agreement shall terminate, and no Party shall have any further obligation to the other hereunder except for those obligations which expressly survive the termination of this Agreement. Section 12.2 Buyer Default. If the Closing is not consummated due to Buyer’s failure to (i) pay the Purchase Price to Seller in accordance with this Agreement, (ii) perform its other material economic obligations in connection with the purchase of the Property in accordance with this Agreement or (iii) deliver to Seller, or deposit in escrow with Escrow Agent, all instruments and documents required to be delivered by Buyer on the Scheduled Closing Date under this Agreement, in each case which failure is not cured within three (3) Business Days after written notice from Seller of such failure, then Seller shall be entitled to terminate this Agreement upon written notice, in which case (a) the Parties shall cause Escrow Agent to deliver the Deposit to Seller as liquidated damages for Buyer’s breach of this Agreement, it being agreed between the Parties that the actual Losses to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit is a reasonable estimate thereof and (b) this Agreement shall terminate and the Parties shall have no further obligations to each other with respect to the Property or otherwise; provided, however, that this Section 12.2 is intended only to liquidate and limit Seller’s right to damages arising due to Buyer’s failure to purchase the Property in accordance with the terms of this Agreement and shall not limit the obligations of Buyer or Seller that survive the termination of this Agreement. Section 12.3 Seller Default. If the Closing is not consummated because of a failure by Seller to perform its obligations in all material respects in accordance with the terms of this Agreement (a “Seller Failure”), which Seller Failure is not cured by Seller within three (3) Business Days after written notice from Buyer, then Buyer may, as its sole and exclusive remedy at law or in equity, either: (i) terminate this Agreement by giving written notice thereof to the Seller, in which event (A) the Parties will cause the Escrow Agent to promptly return the Deposit to the Buyer, (B) Seller shall reimburse Buyer for all of Buyer’s reasonable out-of-pocket costs and expenses actually incurred in connection with the Transaction (up to a maximum amount of $1,000,000) and (C) the Parties shall have no further obligations to each other except for those obligations which expressly survive the termination of this Agreement; (ii) if less than all of the Property is affected by such Seller Failure, either (A) terminate this Agreement solely with respect to any Individual Property affected by such Seller Failure, in which case the proportional share of the Deposit with respect to such Individual

39 151825035v18 Property (based on the Allocated Purchase Price thereof) shall be returned to Buyer, the Parties shall proceed to Closing with respect to the remainder of the Property (other than such affected Individual Property) and the Purchase Price shall be reduced by the Allocated Purchase Price for such affected Individual Property or (B) terminate this Agreement by giving written notice thereof to the Seller, in which event (1) the Parties will cause the Escrow Agent to promptly return the Deposit to the Buyer, (2) Seller shall reimburse Buyer for all of Buyer’s reasonable out-of-pocket costs and expenses actually incurred in connection with the Transaction (up to a maximum amount of $1,000,000) and (3) the Parties shall have no further obligations to each other except for those obligations which expressly survive the termination of this Agreement; (iii) waive such Seller Failure and consummate the Transaction contemplated hereby in accordance with the terms of this Agreement; or (iv) specifically enforce Seller’s obligation to consummate the Transaction in accordance with the terms and conditions of this Agreement (and, in connection with such election, Seller hereby waives any requirement for the securing or posting of any bond by Buyer in connection with the pursuit of such remedy); provided, however, that (1) as a condition precedent to Buyer’s election to bring an action for specific performance as the result of such Seller Failure hereunder, Buyer must commence such action within thirty (30) days after the occurrence of such breach and (B) Buyer agrees that its failure timely to commence such an action for specific performance within such thirty (30) day period shall be deemed a waiver by it of its right to commence such an action. This Section 12.3 is intended only to limit Buyer’s right to damages arising due to Seller’s failure to consummate the Transaction in accordance with the terms of this Agreement and shall not limit the obligations of Seller that survive the termination of this Agreement. Section 12.4 Breach of Representations. (a) Seller and Buyer agree that, following the Closing, Seller shall be liable for the actual Losses resulting from any breach of the Seller Representations of which Buyer had no actual knowledge (as defined in Section 8.4(a)) prior to or at the Closing; provided, however, that the Seller Representations are personal to Seller and Buyer and may not be assigned to or enforced by any other Person, other than to an assignee of Buyer in accordance with Section 15.3. Notwithstanding the foregoing, however, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity, under this Agreement or otherwise to make a claim against Seller for damages that Buyer may incur, or to rescind this Agreement and the Transaction contemplated hereby, as the result of any Seller Representation being untrue, inaccurate or incorrect to the extent Buyer had actual knowledge (as defined in Section 8.4) that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing. (b) All of the Seller Representations and Buyer Representations shall survive the Closing for six (6) months following the Closing Date (the “Survival Period”). Each such representation and/or warranty shall automatically be null and void and of no further force and effect after the expiration of the Survival Period unless, prior to the expiration of the Survival Period, the Party benefitting from such representation or warranty shall have provided written notice to the representing Party alleging that the representing Party was in breach of such representation or warranty when made, and that the benefitting party has suffered Losses as a result thereof (a “Notice of Claim”).

40 151825035v18 (c) If Buyer shall have timely delivered a Notice of Claim, Buyer may thereafter proceed to commence a proceeding therefor within sixty (60) days after the delivery of such Notice of Claim. If a court of competent jurisdiction, pursuant to an order in connection with such proceeding, determines that (i) Seller was in breach of a representation or warranty as of the date made, (ii) Buyer suffered Losses by reason of such breach, and (iii) Buyer did not have actual knowledge (as defined in Section 8.4) of such breach on or prior to the Closing Date, then the Buyer shall be entitled to receive an amount equal to its actual Losses. Notwithstanding the foregoing, exclusive of any adjustment and prorations pursuant to Section 10.4 and excluding Seller’s indemnification under Article 11, in no event shall Buyer be entitled to sue, seek, obtain or be awarded Losses from Seller, unless and until the aggregate amount of Losses for which Seller is liable to Buyer exceeds $250,000, whereupon Buyer shall be entitled to the full amount of such Losses but in no event will Seller be liable to Buyer to the extent that the aggregate Losses to the Buyer exceed the sum of $2,000,000 (the “Maximum Liability”). (d) Subject to the terms and conditions of this Section 12.4, Copper Property CTL Pass Through Trust (the “Trust”) hereby agrees to (i) guarantee Seller’s post-closing liability under this Section 12.4 (subject to the Maximum Liability) and (ii) maintain a cash reserve in an amount not less than the amount of the Maximum Liability for the Survival Period in accordance with the Trust’s governing documents (it being agreed that such liability of the Trust is not in addition to Seller’s liability under this Section 12.4, but is the same liability as Seller’s liability and is subject to the same limitations of liability as provided in this Section 12.4). (e) The provisions of this Section 12.4 shall survive the Closing. ARTICLE 13 Intentionally Omitted ARTICLE 14 Escrow Section 14.1 Escrow Account. The Escrow Agent shall hold the Deposit in an interest- bearing bank account with Citibank, N.A., JPMorgan Chase Bank, N.A. or any other bank in New York City that is a member of the New York City Clearinghouse Association (an “Approved Bank”), unless a non-interest-bearing bank account is approved by the Parties in writing. The Deposit: (a) shall become the property of Seller (i) upon the consummation of the Closing in accordance with the terms of this Agreement or (ii) after the Due Diligence Expiration Date after proper demand by Seller without objection from Buyer in the manner described below; (b) shall be returned to Buyer immediately after proper demand by Buyer (i) on or prior to the Due Diligence Expiration Date or (ii) subsequent to the Due Diligence Expiration Date, if without objection from Seller in the manner described below; or (c) shall be delivered to Seller or Buyer in accordance with a final judgment, which is no longer subject to, or the subject of, an appeal of a court of competent jurisdiction directing the disposition of the Deposit. Section 14.2 Demands; Reimbursement. It is understood and agreed that Escrow Agent’s sole duties hereunder are as provided herein and that Escrow Agent, in the performance

41 151825035v18 of such duties, is hereby released and exculpated from all liability except for willful misconduct or gross negligence and shall not be liable or responsible for anything done or omitted to be done in good faith as herein provided. If any Party makes a demand upon Escrow Agent, setting forth the basis for such demand, for payment of all or a portion of the Deposit, such Party shall deliver a concurrent copy thereof to the other Parties and the receiving Parties shall have five (5) Business Days after delivery of such notice to object to the release of the Deposit. If, before the expiration of such five (5) Business Day period, Escrow Agent does not receive a written objection to the proposed payment setting forth the basis for such objection, Escrow Agent is hereby authorized and directed to make such payment. If, before the expiration of such five (5) Business Day period, such other Party (or its counsel) delivers to Escrow Agent a written objection to such payment setting forth the basis for such objection, Escrow Agent shall promptly deliver a copy of such objection to the Party originally demanding payment, and shall continue to hold such amount until otherwise directed by the joint written instruction of the Parties or by a final judgment of a court of competent jurisdiction which is no longer subject to, or the subject of, an appeal. In the event that a dispute shall arise as to the disposition of all or any portion of the Deposit held by Escrow Agent, Escrow Agent shall, at its option, either (a) commence an action of interpleader and deposit the same with a court of competent jurisdiction, pending the decision of such court, and shall be entitled to rely upon the final judgment of any such court with respect to the disposition of all or any portion of the Deposit, provided that such judgment is no longer subject to, or the subject of, an appeal or (b) hold the same pending receipt of joint instructions from the Parties and shall be entitled to rely upon such joint instructions with respect to the disposition of all or any portion of the Deposit. Escrow Agent shall be entitled to consult with counsel and be reimbursed for all reasonable out-of-pocket costs and expenses of such consultation with respect to its duties as Escrow Agent, and shall be further entitled to be reimbursed for all reasonable out-of-pocket costs and expenses incurred in connection with such activities. All such expenses shall be paid by the Party whose position shall not be sustained. Section 14.3 Reliance. Escrow Agent may act or refrain from acting in respect of any matter referred to herein, in full reliance upon and by and with the advice of counsel which may be selected by Escrow Agent, and shall be fully protected in so acting or so refraining from acting upon the advice of such counsel. Escrow Agent shall have the right to rely upon the certificates, notices and instruments delivered to it pursuant hereto, and all the signatures thereto or to any other writing received by Escrow Agent purporting to be signed by any party hereto, and upon the truth of the contents thereof. Escrow Agent shall not be bound by any modification of this Agreement which affects the rights or duties of Escrow Agent unless it shall have given its prior written consent thereto. Escrow Agent may, but shall not be required to, institute or defend any action or legal process involving any matter referred to herein which in any manner affects Escrow Agent or its duties or liabilities hereunder, but only (a) once requested to do so by any Party and (b) upon receiving full indemnity in an amount, and of such character, as Escrow Agent shall require, against any and all Losses of any kind in relation thereto. Section 14.4 Indemnification. The Parties agree, jointly and severally, to defend and indemnify Escrow Agent and hold Escrow Agent harmless from any and all Losses, whether foreseen or unforeseen, and of every kind and nature, which may be incurred by Escrow Agent by reason of its acceptance of, and its performance under, this Agreement, except to the extent that such Losses arise by reason of the gross negligence or willful misconduct of Escrow Agent.

42 151825035v18 Section 14.5 Resignation. Escrow Agent may at any time resign hereunder by giving notice of its resignation to the Parties at least fifteen (15) days prior to the date specified for such resignation to take effect and, upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to such Person as the Parties may have jointly designated in writing or to such Person as may be designated as hereinafter provided as the successor Escrow Agent, whereupon all duties and obligations of Escrow Agent named herein shall cease and terminate. If no such Person shall have been designated by the Parties by the date which is five (5) days prior to the date specified for such resignation to take effect, then Escrow Agent may designate an Approved Bank to act as escrow agent hereunder. Section 14.6 Taxes. Buyer shall pay all taxes on and with respect to income, if any, earned on the Deposit. ARTICLE 15 Miscellaneous Section 15.1 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the Transaction, and it supersedes all prior discussions, understandings or agreements among Parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference. Section 15.2 Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Section 15.3 Assignment by Buyer. Buyer may, upon at least five (5) Business Days’ notice to Seller, assign its rights under this Agreement to one or more entities with written notice to Seller at least five (5) Business Days prior to the proposed assignment(s), provided that (a) at least fifty-one percent (51%) of the equity interests in each such entity are, directly or indirectly, owned by Onyx Partners Ltd. or (b) Seller otherwise consents to such assignment (any such entity under clauses (a)-(b), a “Permitted Assignee”). In addition, Buyer may direct Seller to convey one or more of the Properties to different Permitted Assignees formed by Buyer specifically for the purpose of taking title to the Property, provided that Buyer shall give Seller written notice of the designated Permitted Assignees not less than five (5) Business Days before the Scheduled Closing Date. Section 15.4 Waiver. The excuse or waiver of the performance by a Party of any obligation of the other Party under this Agreement shall only be effective if evidenced by a written statement signed by the Party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by any Party of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement. Section 15.5 Governing Law; Jurisdiction. (a) This Agreement and all documents executed and delivered in connection herewith shall be construed in accordance with the internal laws of the State of New York without regard to the principles of choice of law or conflicts of law.

43 151825035v18 (b) In recognition of the benefits of having any disputes with respect to this Agreement resolved by an experienced and expert person, the Parties hereby agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto on or with respect to this Agreement or which in any way relates, directly or indirectly, to this Agreement or any event, transaction, or occurrence arising out of or in any way connected with this Agreement, the Property, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. (c) Each of the Parties: (i) irrevocably submits itself to the jurisdiction of the courts of any state or federal court in the Borough of Manhattan, County of New York, State of New York, for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof or any documents delivered in connection herewith; (ii) waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court; and (iii) consents to service of process by registered mail at the address to which notices are to be given if personal service is not with the exercise of reasonable efforts possible. The provisions of this Section 15.5 shall survive the Closing or termination of this Agreement. Section 15.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. The exchange of signature pages by facsimile or Portable Document Format (“PDF”) transmission shall constitute effective delivery of such signature pages. Signatures of the Parties transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Section 15.7 Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly delivered (a) upon the delivery (or refusal to accept delivery) by messenger or overnight express delivery service (or, if such date is not on a Business Day, on the Business Day next following such date), or (b) upon the delivery of a PDF via email transmission on a Business Day (or, if such date is not on a Business Day, on the Business Day next following such date), addressed as follows: To Seller: Hilco JCP, LLC c/o Hilco Real Estate, LLC 5 Revere Drive, Suite 206 Northbrook, Illinois 60062 Attention: Neil Aaronson and Larry Finger Email: naaronson@hilcoglobal.com; lfinger@hilcoglobal.com with a copy to: Proskauer Rose LLLP Eleven Times Square New York, New York 10036

44 151825035v18 Attention: Kieran Murphy Email: kjmurphy@proskauer.com and: Hilco JCP, LLC c/o Hilco Real Estate, LLC 5 Revere Drive, Suite 206 Northbrook, Illinois 60062 Attention: Neil Aaronson and Joel Schneider Email: naaronson@hilcoglobal.com and jschneider@hilcoglobalcom To Buyer: c/o Onyx Partners Ltd. 220 Reservoir Street, Suite 3 Needham, MA 02494 Attention: Anton Melchionda Email: anton@onyxpartnersltd.com with a copy to: Mintz One Financial Center Boston, MA 02111 Attention: Jennifer Kiely Email: jkiely@mintz.com To Escrow Agent: Commonwealth Land Title Insurance Company 4400 MacArthur Blvd, Suite 800 Newport Beach, CA 92660 Attention: William Wagasy Email: William.wagasy@cltic.com Any address or name specified above may be changed by notice given to the addressee by the other Party in accordance with this Section 15.7. The inability to deliver notice because of a changed address of which no notice was given as provided above, or because of rejection or other refusal to accept any notice otherwise appropriately given as provided above, shall be deemed to be the receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any notice to be given by any Party hereto may be given by the counsel for such Party. Section 15.8 Attorneys’ Fees. In the event of a judicial or administrative proceeding or action by one Party against the other Party with respect to the interpretation or enforcement of this Agreement, the prevailing Party shall be entitled to recover reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, whether at the investigative, pretrial, trial or appellate level. The prevailing Party shall be determined by the court based upon an assessment of which Party’s major arguments or position prevailed. The provisions of this Section 15.8 shall survive the Closing or termination of this Agreement. Section 15.9 Income Tax Matters. The Parties hereto hereby agree that Escrow Agent shall act as “the person responsible for closing” the Transaction pursuant to Section 6045(e) of the

45 151825035v18 Code and shall prepare and file all informational returns, including IRS Form 1099-S, and shall otherwise comply with the provisions of Section 6045(e) of the Code. Section 15.10 Time Periods. Any reference in this Agreement to the time for the performance of obligations or elapsed time shall mean consecutive calendar days, months, or years, as applicable. In the event the time for performance of any obligation hereunder expires on a day that is not a Business Day, the time for performance shall be extended to the next Business Day. Section 15.11 Modification of Agreement. No modification of this Agreement shall be deemed effective unless in writing and signed by all Parties. Section 15.12 Further Instruments. Each Party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect to the provisions of this Agreement and which are consistent with the provisions of this Agreement. Section 15.13 Descriptive Headings; Word Meaning. The descriptive headings of the paragraphs of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement. Words such as “herein”, “hereinafter”, “hereof” and “hereunder” when used in reference to this Agreement, refer to this Agreement as a whole and not merely to a subdivision in which such words appear, unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires. The word “including” shall not be restrictive and shall be interpreted as if followed by the words “without limitation.” Section 15.14 Time of the Essence. TIME IS OF THE ESSENCE TO THIS AGREEMENT AND TO ALL DATES AND TIME PERIODS SET FORTH HEREIN, INCLUDING, WITHOUT LIMITATION, EACH PARTY’S OBLIGATION TO CONSUMMATE THE CLOSING ON THE APPLICABLE SCHEDULED CLOSING DATE, AS SAME MAY BE ADJOURNED AND/OR EXTENDED PURSUANT TO THE EXPRESS TERMS OF THIS AGREEMENT. Section 15.15 Construction of Agreement. This Agreement shall not be construed more strictly against one Party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the Parties, it being recognized that the Parties have contributed substantially and materially to the preparation of this Agreement. Section 15.16 Limitations on Liability. Notwithstanding anything to the contrary in this Agreement, (a) subject to any additional limitations on Seller Parties’ liability set forth elsewhere in this Agreement, in no event shall any of the Seller Parties (other than Seller) or any of the direct or indirect owners of any of the Seller Parties (including Seller) have any personal liability under this Agreement and (b) subject to any additional limitations on Buyers’ liability set forth elsewhere in this Agreement, in no event shall any of the direct or indirect owners of Buyer have any personal liability under this Agreement. The acceptance of the Deed by the Buyer shall constitute full

46 151825035v18 performance of all of Seller’s obligations hereunder other than those obligations of Seller, if any, that by the express terms hereof are to survive the Closing. Section 15.17 Severability. The Parties hereto intend and believe that each provision in this Agreement comports with all applicable local, state and federal laws and judicial decisions. If, however, any provision in this Agreement is found by a court of law to be in violation of any applicable local, state, or federal law, statute, ordinance, administrative or judicial decision, or public policy, or if in any other respect such a court declares any such provision to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all Parties hereto that, consistent with and with a view towards preserving the economic and legal arrangements among the Parties as expressed in this Agreement, such provision shall be given force and effect to the fullest possible extent, and that the remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, or unenforceable provision were not contained herein, and that the rights, obligations, and interests of the parties under the remainder of this Agreement shall continue in full force and effect. Section 15.18 Press Releases; Seller Disclosure. The Parties hereto acknowledge and agree that the terms and conditions of this Agreement are proprietary and confidential in nature. Prior to the Closing, no Party shall issue or cause the publication of any press release or other public announcement or cause, permit or suffer any other disclosure which sets forth the terms of this Agreement or any other Confidential Information, without the express written consent of the other Parties; provided, however, that the foregoing shall not restrict: (a) the right of Buyer to disclose Confidential Information to the extent permitted under Section 6.2; (b) the right of Seller to provide the details of the Transaction (i) to its direct or indirect investors, lenders, property managers, asset managers, professional advisors and to the trust that owns an indirect ownership interest in the Properties and their respective employees, officers, directors, attorneys, accountants, lenders, trustees, prospective purchasers of interest in the Properties and/or any trust certificates evidencing ownership interests in such trust, rating agencies and other Persons (actual or prospective) who are or may be involved with Seller with respect to the Transaction; and/or (ii) to the extent that Seller is required to disclose Confidential Information by any Laws and Regulations or stock exchange rule or pursuant to a subpoena, court order or other legal proceeding in accordance with Section 6.2(b), but subject to the limitations in Section 6.2(b) as if the references therein to Buyer and Seller were to Seller and Buyer, respectively. If the Closing occurs, either Party may prepare a press release disclosing the Transaction and containing reasonable information following Closing. The provisions of this Section 15.18 shall survive the Closing or earlier termination of this Agreement. Section 15.19 No Recording. The provisions hereof shall not constitute a lien on the Property. Neither Buyer nor its agents or representatives shall record or file this Agreement or any notice or memorandum hereof in any public records (other than the documents expressly contemplated in this Agreement to be recorded at the Closing). In addition, Buyer relinquishes any right to file all and any of the following against or in respect of the Property or any part thereof: (a) a lis pendens and any other notice of pendency of action (other than to the extent required by law to commence an action for specific performance of this Agreement pursuant to an express right to Buyer to commence such a proceeding); (b) a vendee’s lien; and (c) any other Lien. If Buyer breaches the provisions of this Section, this Agreement shall, at Seller’s election, terminate,

47 151825035v18 and Seller shall retain the Deposit in accordance with Section 12.2. The provisions of this Section 15.19 shall survive the Closing or termination of this Agreement. Section 15.20 Joint and Several. If Seller or Buyer consists of more than one person or entity, the constituent parties of Seller or Buyer, as the case may be, shall be jointly and severally liable for the obligations of Seller or Buyer, as the case may be, under this Agreement and the other documents to be executed and delivered by Seller or Buyer at the Closing. In addition, a default by one or more constituent parties of Seller or Buyer, as the case may be, shall be deemed a default by Seller or Buyer, as the case may be. [The balance of this page has intentionally been left blank. Signature pages follow.]

[Signature Page to Purchase and Sale Agreement] BUYER: OPLTD JCP LLC, a Delaware limited liability company By: ____________________________ Name: Title: [Signatures continue on following page.] Anton Melchionda Manager